As filed with the Securities and Exchange Commission on October 14, 2022

Registration Nos. 002-93131

811-04044

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 57 and/or	☒
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 59	☒

(Check appropriate box or boxes.)

PARNASSUS FUNDS

(Exact Name of Registrant as Specified in Charter)

1 Market Street Suite 1600 San Francisco, California	94105
(Address of Principal Executive Offices)	(Zip Code)

(415) 778-0200

(Registrant’s Telephone Number, including Area Code)

Benjamin E. Allen	Copy to:
Parnassus Investments	Peter D. Fetzer
1 Market Street	Foley & Lardner LLP
Suite 1600	777 East Wisconsin Avenue
San Francisco, California 94105	Milwaukee, Wisconsin 53202
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a) (1)
☐	on (date) pursuant to paragraph (a) (1)
☒	75 days after filing pursuant to paragraph (a) (2)
☐	on (date) pursuant to paragraph (a) (2) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Explanatory Note: This Post-Effective Amendment No. 57 under the Securities Act of 1933, as amended, for Parnassus Funds (the “Registrant”) relates to the creation of a new series of the Registrant to be known as the Parnassus Growth Equity Fund. The prospectus and statement of additional information for the existing series of the Registrant are not changed, modified or amended by the filing of this Post-Effective Amendment.

SUBJECT TO COMPLETION

Dated October 14, 2022

THE INFORMATION HEREIN IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION IN WHICH THE OFFER OR SALE IS NOT PERMITTED.

Prospectus

December 28, 2022

Parnassus Growth Equity FundSM

Investor Shares: XXXXX Institutional Shares: XXXXX

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission (SEC), and the SEC has not determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

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Parnassus Growth Equity Fund

Investment Objective

The Parnassus Growth Equity Fund has the overall investment objective of capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Parnassus Growth Equity Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.

Parnassus Growth Equity Fund

Annual Fund Operating Expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)

	Investor Shares	Institutional Shares

Management Fees	0.75%	0.75%

Distribution (12b-1) Fees	None	None

Other Expenses(1)	0.45%	0.24%

Total Annual Fund Operating Expenses	1.20%	0.99%

Expense Reimbursement	0.36%	0.36%

Total Annual Operating Expenses After Expense Reimbursement(2)	0.84%	0.63%

(1) “Other Expenses” are estimated for the current fiscal year. Actual expenses may differ from estimates.

(2) The investment adviser has contractually agreed to reduce its investment advisory fee to the extent necessary to limit total annual fund operating expenses to 0.84% of net assets for the Parnassus Growth Equity Fund—Investor Shares and to 0.63% of net assets for the Parnassus Growth Equity Fund—Institutional Shares. This agreement will not be terminated prior to May 1, 2024 and may be continued indefinitely by the investment adviser on a year-to-year basis.

Example

This example is intended to help you compare the cost of investing in the Parnassus Growth Equity Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:

	1 Year	3 Years

Investor Shares	$86	$345

Institutional Shares	$64	$279

Portfolio Turnover

The Parnassus Growth Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund is newly organized and, as of the date of this Prospectus, has not had any portfolio turnover.

Principal Investment Strategies

The Parnassus Growth Equity Fund normally invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of large-sized growth companies. Equity securities include common stocks, depositary receipts, and interests in real estate investment trusts. The Fund considers a large-sized company to be one that has a market capitalization that is greater than the median market capitalization of the Russell 1000® Growth Index (which was $16 billion as of May 31, 2022) measured at the time of purchase. The Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization grows or falls outside the ranges of the Russell 1000® Growth Index, which are subject to change. The Fund may normally invest up to 20% of its net assets in small- and mid- capitalization companies. A growth company is a company that the Adviser believes has a superior and pragmatic growth strategy and the potential for above-average revenue and earnings growth. The Fund invests mainly in domestic stocks of companies that are financially sound and have good prospects for the future, and to a lesser extent may also invest in foreign securities of similar companies. The Fund may purchase foreign securities directly on foreign markets. The Fund is fossil-fuel free, as it does not invest in companies that derive significant revenues from the extraction, exploration, production or refining of fossil fuels; the Fund may invest in companies that use fossil fuel-based energy to power their operations or for other purposes. The Fund defines “significant revenues” as being 10% or greater. To determine a company’s prospects, the Fund’s investment

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adviser, Parnassus Investments, LLC (the “Adviser”) reviews the company’s income statement, cash flow statement and balance sheet, and analyzes the company’s sustainable strategic advantage and management team. The Adviser also takes ESG factors into account in making investment decisions, as discussed in more detail in this Prospectus. The Fund will sell a security if the Adviser believes a company’s fundamentals will deteriorate, if it believes a company’s stock has little potential for appreciation or if the company no longer meets the Adviser’s ESG criteria.

Principal Risks

All investments involve risk, and investing in the Parnassus Growth Equity Fund is no exception. You could lose money investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. The Fund is intended for investors who can accept that there will be fluctuations in value. Investments in the Fund are not deposits, endorsements or guarantees of any bank and are not insured by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s principal risks include the following:

∎

Stock Market Risk. The Fund invests in common stocks, whose prices fluctuate in response to the fortunes of individual companies and in response to general market and economic conditions both in the U.S. and abroad. In the past decade, financial markets throughout the world have experienced increased volatility, decreased liquidity and heightened uncertainty. Risks associated with epidemic and pandemic diseases (such as the ongoing threat of the global COVID-19 pandemic), including, without limitation, travel restrictions, closed international borders, quarantines, disruptions to supply chains and lower consumer demand; a rise in protectionist trade policies; slowing global economic growth; risks associated with the United Kingdom’s departure from the European Union (or “Brexit”); risks associated with international conflicts and wars and the risk of trade disputes and the possibility of changes to some international trade agreements could affect the economies of many nations, including the United States, in ways that cannot be foreseen at the present time, and may adversely impact the markets in which the Fund invests. The Fund’s holdings can vary significantly from broad stock market indices.

∎

Growth Investing Risk. The Adviser may be wrong in its assessment of a company’s potential for growth and the growth stocks the Fund holds may not grow as the Adviser anticipates. Finally, there are periods when investing in growth stocks falls out of favor with investors and these stocks may underperform.

∎

Large-Capitalization Company Risk. Large-capitalization companies may be unable to respond quickly to new competitive challenges and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

∎

Small- and Mid-Capitalization Company Risk. In addition to large-capitalization companies, the Fund may also invest in small- and/or mid-capitalization companies, which can be particularly sensitive to changing economic conditions since they do not have the financial resources or the well-established businesses of large-capitalization companies. Relative to the stocks of large-capitalization companies, the stocks of small- and mid-capitalization companies are often thinly traded, and purchases and sales may result in higher transaction costs. Also, small-capitalization companies tend to perform poorly during times of economic stress.

∎

Management Risk. The Adviser may be wrong in its assessment of a company’s value and/or the stocks the Fund holds may not reach what the Adviser believes are their full values. From time to time, “value” investing falls out of favor with investors, and during those periods the Fund’s relative performance may suffer.

∎

Foreign Securities Risk. The Fund may invest up to 20% of its assets in foreign securities. Foreign markets can be more volatile and less liquid than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market. Policy and legislative changes in foreign countries and other events affecting global markets, such as international conflicts and wars, COVID-19 and Brexit, may contribute to decreased liquidity and increased volatility in the financial markets. Further, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels

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of taxation, thereby reducing the earnings potential of such foreign companies. Substantial withholding taxes may also apply to distributions from foreign companies.

∎

Tax Law Change Risk: Tax law is subject to change, possibly with retroactive effect, or to different interpretations. In particular, Congress is considering substantial changes to U.S. federal income tax laws, and some with retroactive effect, that could result in substantial adverse U.S. federal income tax consequences to the Fund and its shareholders. Any future changes are highly uncertain, and the impact on the Fund or its shareholders cannot be predicted. Prospective shareholders should consult their own tax advisors regarding the impact to them of possible changes in tax laws.

Performance Information

When the Parnassus Growth Equity Fund has been in operation for a full calendar year, performance information will be shown in this Prospectus and will give some indication of the risks of investing in the Fund by comparing the Fund’s performance with a broad measure of market performance. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund’s website, www.parnassus.com, or by calling toll-free at (800) 999-3505.

The Adviser

Parnassus Investments, LLC is the investment adviser to the Parnassus Growth Equity Fund. For more information on the Adviser, please see “Management of the Fund” in this Prospectus and “The Adviser” in the Statement of Additional Information (“SAI”).

Portfolio Managers

Andrew S. Choi is the lead Portfolio Manager of the Parnassus Growth Equity Fund and has served as a portfolio manager of the Fund since its inception on December 28, 2022.

Shivani Vohra is a Portfolio Manager of the Parnassus Growth Equity Fund and has served as a portfolio manager of the Fund since its inception on December 28, 2022.

For more information, please see “Management of the Fund” in this Prospectus and “Portfolio Managers” in the SAI.

Purchase and Sale of Fund Shares

The minimum initial purchase for the Investor Shares is $2,000, with a minimum of $500 for certain custodial accounts and IRAs. The minimum initial purchase for the Institutional Shares is $100,000. The minimum subsequent investment is $50. After making an initial investment, the minimum investment in an automatic investment plan is $50.

You may redeem and purchase shares of the Fund each day the New York Stock Exchange (“NYSE”) is open. You may redeem or purchase Fund shares online through our website at www.parnassus.com, by mail (Parnassus Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, NE 68154-9150), or by telephone at (800) 999-3505. Investors who wish to redeem or purchase shares through a broker-dealer or other financial intermediary should contact the intermediary regarding the hours during which orders may be placed.

For additional information, please see “Investing with Parnassus Funds” on page 7 of this Prospectus.

Tax Information

The Fund’s distributions generally will be taxable to you, whether they are paid in cash or reinvested in Fund shares, unless you invest through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case such distributions may be taxable at a later date.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

For additional information, please see “Distribution Agreement,” “Shareholder Servicing Plan” and “Additional Marketing and Support Payments” in the SAI.

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Investment Objective and Policies and Non-Principal Risks

Set forth below is information about the investment objective and policies of the Parnassus Growth Equity Fund and certain risks associated with the Fund. Although the Fund has no current intention of doing so, the Fund may change its investment objective and investment strategies without obtaining shareholder approval.

Selection Process for Equity Securities

“Equity securities” consist of common stocks or securities that can be converted into common stocks, which include convertible bonds, convertible preferred stock, warrants, American Depositary Receipts and American Depositary Shares. In general, the Adviser uses six basic criteria in identifying equity securities eligible for the equity funds. Companies must be sound and priced attractively relative to their potential reward and risk profile; have increasingly relevant products or services; have clear and sustainable competitive advantages; have a quality management team with appropriate incentives; be suitable, at the time of purchase, for a multi-year investment; and meet Parnassus’s responsible investment (or ESG) criteria. Once a security is purchased, the Adviser may continue to hold it even if it is no longer undervalued or no longer possesses superior growth potential, as the case may be.

Under normal circumstances, the Parnassus Growth Equity Fund will have virtually all its assets invested in equity securities. If the Adviser cannot find enough securities that meet its investment criteria, the Fund may invest a substantial portion of its assets in money-market instruments (i.e., “cash” or cash equivalents).

The Fund seeks capital appreciation through investing primarily (normally at least 80% of its net assets) in large-sized growth companies. The Fund considers a large-sized company to be one that has a market capitalization that is greater than the median market capitalization of the Russell 1000® Growth Index (which was $16 billion as of May 31, 2022) measured at the time of purchase. A growth company is a company that the Adviser believes has a superior and pragmatic growth strategy and the potential for above-average revenue and earnings growth. The Fund may normally invest up to 20% of its net assets in small- and mid- capitalization companies.

Responsible Investment Policy

The Adviser conducts fundamental research to determine a company’s financial health and its business prospects, and also takes environmental,

social and governance factors into account in making investment decisions. The Fund seeks to invest in companies with positive performance on environmental, social and governance criteria. The ESG factors the Adviser evaluates are the Environment, Community, Customers, Workplace and Governance. Issues that fall under these factors include, but are not limited to:

∎	Corporate governance and business ethics

∎	Employee pay, benefits and corporate culture

∎	Stakeholder relations

∎	Product safety

∎	Customers and supply chain

∎	Environmental impact

No company is perfect in all these areas, but the Adviser makes value judgments in deciding which companies best meet the criteria. The Adviser uses strategic engagement, which may include direct communication, such as letters, emails, phone calls or in-person meetings, with company management teams to encourage positive change on ESG factors. Such engagement may include the submission of non-binding shareholder proposals that recommend specific positive changes on ESG factors at companies held in the Fund’s portfolio. The Adviser also votes proxies consistent with its proxy voting policies and procedures, which are stated in the SAI.

The Fund will not invest in companies that derive significant revenues from the manufacture of alcohol or tobacco products or from direct involvement with gambling. The Fund does not invest in companies with significant revenues derived from the manufacture of weapons or the generation of electricity from nuclear power. The Fund is fossil-fuel free, meaning it does not invest in companies that derive significant revenues from the extraction, exploration, production or refining of fossil fuels; the Fund may invest in companies that use fossil fuel-based energy to power their operations or for other purposes. The Fund defines “significant revenues”

Prospectus • 2022

as being 10% or greater. The responsible investment criteria of the Fund limits the availability of investment opportunities. However, the Fund’s Board of Trustees and the Adviser believe that there are sufficient investments available that can meet the Fund’s responsible investment criteria and still enable the Fund to provide a competitive rate of return.

Other Policies and Non-Principal Risks

In addition to the principal risks under the caption “Summary Section,” and incorporated herein by reference, there are risks related to the Fund’s investment in money-market securities. For temporary purposes, the Fund may invest a portion of its assets in money-market instruments. Although a money-market instrument is designed to be a relatively low-risk investment, it is not free of risk. For example, increases in interest rates may negatively impact money-market instruments. The Fund may also invest up to 2% of its assets in “Impact Investments,” which include community development loan funds. This may limit the potential for capital appreciation and high current income since these securities do not appreciate in value and tend to produce less income than longer-term bonds.

As noted above, the Fund may invest up to 2% of its assets in Impact Investments, which include community development loan funds, such as those that provide financing for small businesses and for low- and moderate-income housing. The Fund will not make loans to a project itself, but rather will invest money in an intermediary, such as in certificates of deposit issued by community banks and credit unions, or in debt obligations issued by micro-finance institutions. The Fund may invest in obligations issued by the intermediary at below-market interest rates if the projects financed have a strong, positive social impact. Generally, there is no secondary market and thus, no liquidity for these investments. Also, community development loan funds do not have the same kind of resources that large commercial enterprises do. In general, the Fund seeks to invest in community organizations that have had a successful record in making these kinds of loans and that are deemed creditworthy by the Adviser.

Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or the Fund’s service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

The Fund may experience periods of heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the Fund could hurt performance and/or cause the remaining shareholders in the Fund to lose money. If the Fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of your investment could decline.

The SAI for the Fund, which is incorporated by reference into this prospectus, contains a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings. These policies and procedures are also available on the Fund’s website, www.parnassus.com.

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Management of the Fund

Parnassus Investments, LLC, 1 Market Street, Suite 1600, San Francisco, California 94105, acts as investment adviser to the Fund, subject to the oversight of the Fund’s Board of Trustees, and as such, supervises and arranges the purchase and sale of securities held in the Fund’s portfolio. Parnassus Investments, LLC is the successor in interest to Parnassus Investments, effective as of October 1, 2021, and is referred to herein as the “Adviser” or “Parnassus Investments.” The Adviser has been the investment manager of the Parnassus Funds trust since 1984.

Andrew S. Choi is the lead Portfolio Manager of the Parnassus Growth Equity Fund and has served in this capacity since December 28, 2022. Mr. Choi is also a Portfolio Manager of the Core Equity Fund and has served in this capacity since January 3, 2022. He is a Senior Research Analyst at Parnassus Investments, where he has worked since 2018.

Shivani Vohra is a Portfolio Manager of the Parnassus Growth Equity Fund and has served in this capacity since December 28, 2022. She is a Senior Research Analyst at Parnassus Investments, where she has worked since 2019.

The SAI for the Fund, which is incorporated by reference into this Prospectus, provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

The Fund, under an Investment Advisory Agreement between the Fund and the Adviser, pays the Adviser a fee. The fee is computed and payable at the end of each month. The following annual percentages of the Fund’s average daily net assets are used: 0.75% of the first $30 million in assets; 0.70% of the next $70 million; 0.65% of the next $400 million; 0.60% of the next $9.5 billion; and 0.55% of the amount above $10 billion.

Parnassus Investments, LLC has contractually agreed to reduce its investment advisory fee to the extent necessary to limit total operating expenses for the Fund to 0.84% and 0.63% of the Fund’s net assets for Investor Shares and Institutional Shares, respectively. The Fund’s actual total operating expenses may be lower than this contractual limit. See the Summary Section for more information. This agreement will not be terminated prior to May 1, 2024 and may be continued indefinitely by the Adviser on a year-to-year basis.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with Parnassus Investments, LLC will be available in the Fund’s first annual or semiannual report to shareholders.

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Investing With Parnassus Funds

How to Purchase Shares

You can open an account directly with the Fund, or you can purchase and sell shares of the Fund through an intermediary, such as a broker-dealer, a financial institution or other service provider. These service providers may charge fees for the services they provide or impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Fund.

Choosing a Share Class

The Fund offers two classes of shares: Investor Shares and Institutional Shares. The two types of shares have the same portfolio of investments and the same rights, and differ only in the expenses they are subject to and their required minimum investments. Investor Shares may be subject to fees resulting from account servicing charged to the Fund. Institutional Shares are available to investors who invest directly in the Fund and have a minimum investment of $100,000. Institutional Shares are also available through certain financial intermediaries and service providers.

If you invest through a financial intermediary, the $100,000 minimum for Institutional Shares may be met if your financial intermediary aggregates your investments with those of other clients, including group retirement plans, for which the intermediary provides services, into a single group, or omnibus, account that meets the minimum. Group retirement plans include defined benefit and defined contribution plans such as 401(k), 403(b) and 457(b) plans that maintain an omnibus account. The $100,000 minimum for Institutional Shares may be met if the investor intends to invest at least $100,000 in the Institutional Shares within a period of 12 months.

The minimum initial investment may be waived at the discretion of the Fund for Institutional Shares purchased by individual accounts of a financial intermediary that charges an ongoing fee to its customers for its services, and for accounts invested through fee-based advisory accounts and similar programs with approved intermediaries.

The minimum initial investment may be waived at the discretion of the Fund for Investor Shares purchased by a group retirement plan or individual accounts of a financial intermediary that charges an ongoing fee to its customers for its services or offers Investor Shares through a no-load network or platform, and for accounts invested through fee-based advisory accounts and similar programs with approved intermediaries.

Accounts invested in Institutional Shares that fall below the $100,000 minimum investment value due to redemptions, and that are not subject to an exception to the minimum, may be converted to the Investor share class via a tax-free share class conversion. The Fund will give shareholders whose shares are subject to this conversion 60 days’ prior written notice in which to purchase sufficient shares to avoid this conversion.

Types of Accounts

The Fund offers the following types of accounts. The initial account minimums in this section refer to the Investor Shares. The initial account minimums for the Institutional Shares are described above.

Individual or Joint Ownership Account

You can open a regular account that is owned by an individual or by two owners. An initial minimum investment must be at least $2,000; however, the minimum is lowered to $500 if you sign up for our automatic investment plan. See the Automatic Investment Plan section for more information.

Custodial Account

You can open a custodial account for a minor. The Fund offers both UGMA (Uniform Gift to Minor’s Act) and UTMA (Uniform Transfer to Minor’s Act) accounts. An initial minimum investment must be at least $500.

Traditional IRA, Roth IRA or SEP IRA Accounts

Through the Fund, you can open tax-deferred retirement accounts for individuals. An initial investment must be at least $500; however, the minimum is waived if you sign up for our automatic investment plan. See the Automatic Investment Plan section for more information. For further information regarding plan administration, custodial fees and other details, investors should contact Parnassus Funds.

Trust Account

A legal trust can open an account. The Fund requires the front page and signature page of the trust agreement, including title of the trust and name(s) of the trustee(s), with the application. An initial minimum investment must be at least $2,000; however, the

Prospectus • 2022

minimum is lowered to $500 if you sign up for our automatic investment plan. See the Automatic Investment Plan section for more information.

Coverdell Education Savings Account

You can open an education savings account for the benefit of a minor. Withdrawals must be used to pay for qualified educational expenses and the Responsible Individual must be a parent or guardian. An initial investment must be at least $500; however, the minimum is waived if you sign up for our automatic investment plan. For further information regarding plan administration, custodial fees and other details, investors should contact Parnassus Funds.

Corporate Account

A partnership or corporation can open an account. The Fund requires the Articles of Incorporation or Partnership Agreement with the appropriate signatures for the account. An initial minimum investment must be at least $2,000; however, the minimum is lowered to $500 if you sign up for our automatic investment plan. See the Automatic Investment Plan section for more information.

Subsequent investments for all accounts must be at least $50.

Direct Purchase of Shares

You can open an account or purchase additional shares in the following ways:

Internet

To open an account online, go to www.parnassus.com and follow the instructions on the website. By accessing your account online, you can purchase shares and have Parnassus Funds debit your bank account.

Mail

To open an account by mail, an investor should complete and mail the application form along with a check payable to “Parnassus Funds.” With additional investments, shareholders should also write the name and number of the account on the check. Checks do not need to be certified, but are accepted subject to collection and must be drawn in United States dollars on United States banks. A fee of $25 will be assessed if a check is returned to the Fund unpaid due to insufficient funds, stop payment or for any other reason. The application should be mailed to the following address:

Parnassus Funds

c/o Ultimus Fund Solutions

P.O. Box 541150

Omaha, NE 68154-9150

For overnight delivery, use the following address:

Parnassus Funds

c/o Ultimus Fund Solutions

4221 N. 203rd Street, Suite 100

Elkhorn, NE 68022

Telephone

If your account is eligible, you can call the Fund at (800) 999-3505 to make an exchange or purchase additional shares. The telephone purchase option may not be used for initial purchases of shares of the Fund, but may be used for subsequent purchases. Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern Time).

Wire Transfers

If you wish to wire money to make an investment in the Fund, please call Parnassus Funds at (800) 999-3505 for wiring instructions and to notify the Fund that a wire transfer is coming. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds. The Fund is not responsible for delays resulting from the banking or Federal Reserve wire system.

Automatic Investment Plan

After making an initial investment to open an account, a shareholder may purchase additional shares of the Fund ($50 minimum) via the Automatic Investment Plan (“AIP”). On a monthly or quarterly basis, your money will automatically be transferred from your bank account to your Fund account on the day of your choice. You can elect this option by filling out the AIP section on the new account form. If you already have an account, you may fill out the Automatic Investment Plan form, or sign up online at www.parnassus.com.

Parnassus Funds reserves the right to reject any purchase order. If an investment order is received in good order before 4:00 p.m. Eastern Time, it will be processed at the net asset value (“NAV”) calculated on the same business day. If an investment is received in good order after 4:00 p.m. Eastern Time, it will be processed at the NAV calculated on the next business

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day. The Fund considers a purchase, redemption or exchange request to be in “good order” if it is timely submitted and contains the name of the Fund, the number of shares or dollar amount to be purchased, redeemed or exchanged, your name and (if applicable) your account number and your signature. See the caption “Net Asset Value” for a discussion on the calculation of NAV. A fee of $25 will be assessed if the purchase by electronic bank transfer cannot be made due to insufficient funds, stop payment or for any other reason.

There is no sales charge for the purchase of shares from the Fund, but investors may be charged a transaction fee or other fee on their behalf by an investment adviser, a brokerage firm or other financial institution, in connection with purchases or redemptions of shares of the Fund.

In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”), please note that the transfer agent will verify certain information on your application as part of the Fund’s Anti-Money Laundering Program. As requested on the application, you must supply your full name, date of birth, social security number and permanent street address. The Fund may request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help the transfer agent verify your identity. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Such information will be used only for compliance with the USA PATRIOT Act or other applicable laws, regulations and rules in connection with money laundering, terrorism or economic sanctions. Permanent addresses containing only a P.O. Box will not be accepted. The Fund’s Anti-Money Laundering Program is supervised by the Fund’s Anti-Money Laundering Officer, subject to the oversight of the Board of Trustees. It is the Fund’s policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

Purchasing Shares From Broker-Dealers, Financial Institutions and Others

Some broker-dealers may sell shares of the Fund. These broker-dealers may charge investors a fee at either the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Fund or to the Adviser. Some broker-dealers may purchase and redeem shares on a three-day settlement basis.

The Fund may enter into agreements with broker-dealers, financial institutions or other service providers (“Servicing Agents”) that may include the Fund as an investment alternative in the programs they offer or administer. Investors purchasing or redeeming through a Servicing Agent need to check with the Servicing Agent to determine whether the Servicing Agent has entered into an agreement with the Fund. Servicing Agents may:

∎

Become shareholders of record of the Fund. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents are not subject to the Fund’s minimum purchase requirement.

∎	Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Fund.

∎	Charge fees to their customers for the services provided. Also, the Fund and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

∎

Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time), it will receive same day pricing.

∎

Be authorized to accept purchase orders on the Fund’s behalf (and designate other Servicing Agents to accept purchase orders on the Fund’s behalf). If the Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept purchase orders on the Fund’s behalf, then all purchase orders received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day’s NAV. All purchase orders received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day’s NAV. See the caption “Net Asset Value” for a discussion on the calculation of NAV.

Prospectus • 2022

Depending on your Servicing Agent’s arrangement with Parnassus Funds, you may qualify to purchase Institutional Shares.

If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent, because particular Servicing Agents may adopt policies or procedures that are separate from those described in this Prospectus. When you purchase shares of the Fund through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund on a timely basis. If the Servicing Agent does not place your order on a timely basis, or if it does not pay the purchase price to the Fund within the period specified in its agreement with the Fund, it may be held liable for any resulting fees or losses.

How to Redeem Shares

When you redeem your shares, your proceeds are normally made by check and sent via mail. You can pre-designate a bank account where you would like redemption proceeds electronically deposited within three business days. For a $20 fee, you can have redemption proceeds wired to your bank account of record in one business day. The Fund normally sends out redemption checks by U.S. mail, but the Fund can send a redemption check by overnight delivery. A fee will be assessed for shipping.

Redemption amounts of over $50,000 may be requested only by mail. If a redemption order is received in good order before 4:00 p.m. Eastern Time, it will be processed at the NAV calculated on the same business day. If a redemption order is received in good order after 4:00 p.m. Eastern Time, it will be processed at the NAV calculated on the next business day. The redemption order must include your account number and indicate the number of shares or the dollar amount you wish to redeem. All owners of the account must sign the redemption request unless the account application states that only one signature is necessary for redemptions. The Fund must have a change-of-address on file for 30 days before the Fund will send redemption or distribution checks to the new address.

The Fund usually requires additional documents when shares are registered in the name of a corporation, agent or fiduciary, or if you are a surviving joint owner. In the case of a corporation, the Fund usually requires a corporate resolution signed by the secretary. In the case of an agent or fiduciary, the Fund usually requires an authorizing document. In the case of a surviving joint owner, the Fund usually requires an original certified copy of the death certificate. Contact the Fund by phone at (800) 999–3505 if you have any questions about the requirements for redeeming your shares.

You can redeem your shares by:

Internet

If your account is eligible, you can redeem your shares by accessing your account online at www.parnassus.com.

Mail

You can mail your redemption request. Please be sure to include your account number, the amount of your redemption (dollars or shares) and the signatures of all account holders. If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding. Send the request to:

Parnassus Funds

c/o Ultimus Fund Solutions, LLC

P.O. Box 541150

Omaha, NE 68154-9150

For overnight delivery, please send the request to:

Parnassus Funds

c/o Ultimus Fund Solutions

4221 N. 203rd Street, Suite 100

Elkhorn, NE 68022

Fax

The maximum amount that can be redeemed through request by fax is $50,000 per account. You can fax your redemption request to (402) 963-9094. Please be sure to include your account number, the amount of your redemption (dollars or shares) and the signatures of all account holders.

Telephone

For eligible accounts, you can redeem your shares, up to a maximum dollar amount of $50,000 per account, by calling (800) 999–3505. The telephone transaction privilege also allows a shareholder to effect exchanges from the Fund into an identically registered account in another Fund managed by Parnassus Investments, LLC. Shareholders who elect to use telephone transaction

Prospectus • 2022

privileges must indicate this on the account application form. Neither the Fund nor its transfer agent, Ultimus Fund Solutions, will be liable for following instructions communicated by telephone reasonably believed to be genuine; a loss to the shareholder may result due to an unauthorized transaction. The Fund and the transfer agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern Time). During periods of high market activity, shareholders may encounter higher than usual call wait times. Please allow sufficient time to place your telephone transaction. If you own an IRA, you will be asked whether or not the Fund should withhold federal income tax.

Procedures may include one or more of the following: recording all telephone calls requesting telephone transactions, verifying authorization and requiring some form of personal identification prior to acting upon instructions and sending a statement each time a telephone transaction is made. The Fund and its transfer agent, Ultimus Fund Solutions, may be liable for any losses due to unauthorized or fraudulent instructions only if such reasonable procedures are not followed. Of course, shareholders are not obligated in any way to authorize telephone transactions and may choose to make all transactions in writing. The telephone transaction privilege may be modified or discontinued by the Fund at any time upon 60 days’ prior written notice to shareholders.

Systematic Withdrawal Program

You can have the Fund automatically redeem, on a periodic basis, a set amount from your account and direct-deposit the proceeds into your bank account or mail you a check.

Redeeming Shares Through Servicing Agent

If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so. Servicing Agents may charge you a fee for this service.

If the Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept redemption requests on behalf of the Fund, then all redemption requests received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day’s NAV. All redemption requests received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day’s NAV. See the caption “Net Asset Value” for a discussion on the calculation of NAV.

Other Redemption Information

If the Fund has received payment for the shares you wish to redeem and you have provided the instructions and any other documents needed in correct form, the Fund will promptly send you a check for the proceeds from the sale. Ordinarily, the Fund must send you a check within seven days, but the Fund can suspend redemptions and/or postpone payments of redemption proceeds beyond seven days at times when the NYSE is closed or during emergency circumstances, as determined by the Securities and Exchange Commission. However, payment may be delayed for any shares purchased by check or ACH (Automated Clearing House) for a reasonable time (not to exceed 15 days from the date of such purchase). This delay is necessary for the Fund to determine that the purchase check or ACH (Automated Clearing House) will be honored. The Parnassus Funds may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example and not limited to, (1) if the shareholder fails to provide the Fund with identification required by law; (2) if the Fund is unable to verify the information received from the shareholder; and (3) to reimburse the Fund for any loss sustained by reason of the failure of the shareholder to make full payment for shares purchased by the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts. The Fund will typically expect that it will hold cash or cash equivalents to meet redemption requests. The Fund may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Fund. These redemption methods will be used regularly and may also be used in stressed market conditions.

The Fund reserves the right to redeem in-kind. Redemptions in-kind may be used in normal market conditions, and may also be used in stressed market conditions. Normally, an in-kind redemption of

Prospectus • 2022

portfolio securities will be distributed on a pro rata basis. However, if the Fund determines that a pro rata distribution of portfolio securities held by the Fund is not practical or in the best interests of shareholders, the in-kind redemptions may be in the form of pro-rata slices of the Fund’s portfolio, individual securities or a representative basket of securities. A shareholder will be exposed to market risk until the securities are converted to cash and may incur transaction expenses in converting these securities to cash.

Wire

If you wish to have the redemption proceeds sent by wire transfer, there will be a charge of $20 per transaction. Wiring funds will require a Medallion Signature Guarantee unless wiring instructions were previously filed with the Fund.

Medallion Signature Guarantee

Certain types of transactions require a Medallion Signature Guarantee:

∎	A redemption check sent to an address that is not the address of record or has not been on the Fund’s records for at least 30 days;

∎	Redemption proceeds sent to a bank account that is not the bank account of record;

∎	A redemption check made payable or sent to someone other than the named account owner;

∎	Changing the shareholder of record on an account (A Signature Validation Program Stamp is also acceptable for this change); and

∎	Redemptions that exceed $100,000.

A Medallion Signature Guarantee is meant to ensure that a signature is genuine. It protects shareholders and the Fund against fraud. You can typically obtain a Medallion Signature Guarantee from a bank, a credit union, a savings and loan association or a broker-dealer. A notary public cannot provide a Medallion Signature Guarantee. The Fund may waive the requirement for a Medallion Signature Guarantee in certain circumstances.

Redemption of Small Accounts

The Fund may, in order to reduce the expenses of the Fund, redeem all of the shares of any shareholder whose account balance falls below $500 after a redemption. This will be done at the NAV determined as of the close of business on the business day preceding the sending of such notice of redemption.

The Fund will give shareholders whose shares are being redeemed 60 days’ prior written notice in which to purchase sufficient shares to avoid such redemption. The Fund may immediately, without prior written notice, redeem all of the shares of any shareholder whose account balance falls below $100 after a redemption.

Holds on Redemptions

If you purchased shares by check, the Fund may delay a redemption request for shares that were purchased in the past 15 days, in order to allow the Fund time to determine if your purchase check cleared.

Online and Telephone Transactions

Depending on the type of account, you may make shareholder transactions online or over the telephone. The Fund takes steps to confirm your identity to prevent fraud, including confirming some of your personal information that they have on file. However, the Fund cannot be held liable for executing instructions the Fund reasonably believes to be genuine. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately upon receiving them. If you do not want the ability to conduct transactions online or over the telephone, please indicate that on your account application or call the Fund at (800) 999–3505.

Inactive Accounts

Your account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. If the Fund is unable to locate a shareholder, they will determine whether the shareholder’s account can legally be considered abandoned. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Interest or income is not earned on redemption or distribution checks sent to you during the time the check remained uncashed.

Investors with a state of residence in Texas have the ability to designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Texas Comptroller of Public Accounts for further information.

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Market Timing Policies and Procedures

Frequent purchases and redemptions of shares of the Fund may harm other shareholders by interfering with the efficient management of the Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. The Fund’s Board of Trustees have adopted a policy of discouraging frequent purchases and redemptions of Fund shares that could disrupt the efficient management of the portfolio. If management of the Fund determines that a shareholder is making frequent trades (defined as a purchase and redemption within five business days) in sufficient volume and with sufficient frequency to disrupt the Fund’s operations, that shareholder will be barred from making future investments in the Fund. The Fund’s Board of Trustees and the Adviser do not encourage frequent trading and will not engage in an agreement with any party to permit frequent trading.

Certain types of transactions generally do not raise frequent trading concerns and normally will not require application of the Fund’s restrictions on frequent trading. These transactions include, but are not limited to: (1) reinvestment of dividends; (2) automatic investment/contribution, asset allocation (including accounts maintained under model portfolio programs) or withdrawal plans (including regularly scheduled and required minimum distributions); (3) retirement plan loan distributions and repayments; (4) certain retirement plan withdrawal events; (5) transactions initiated by a plan sponsor; and (6) transfers of assets that are non-investor driven. The Adviser and the Fund’s Board of Trustees will continue to monitor trading activity and the regulatory environment and may alter the policies at any time without prior notice to shareholders.

If inappropriate trading is detected in an omnibus account registered in the name of a nominee, financial intermediary or plan sponsor (collectively, “financial intermediaries”), the Fund may apply these market timing policies and procedures to the account. The Fund generally is dependent on the financial intermediaries in monitoring trading frequency and therefore in applying the Fund’s market timing policies and procedures. In this regard, the Fund has entered into written agreements with each of its financial intermediaries, under which the intermediaries must, upon request, provide the Fund with certain shareholder and identity trading information to assist the Fund in enforcing their market timing policies and procedures.

The Fund reserves the right to reject any purchase or exchange transactions at any time. In addition, the Adviser reserves the right to impose restrictions on purchases or exchanges at any time that are more restrictive on disruptive, excessive or short-term trading, than those that are otherwise stated in this prospectus.

Exchanging Shares

The proceeds from a redemption of shares of the Fund can be used to purchase shares of other Parnassus Funds. There is no limit on the number or dollar amount of exchanges. The Fund reserve the right to modify or eliminate this exchange privilege in the future. The exchange privilege is only available in states where the exchange may be legally made. The exchange of shares is treated as a sale, and an exchanging shareholder may, therefore, realize a taxable gain or loss.

Converting Shares

The Fund offers two classes of shares, Investor Shares and Institutional Shares, which differ only in their ongoing fees and minimum account sizes. Investor Shares of the Fund may be converted into Institutional Shares of the Fund if your account balance is at least $100,000. The transaction will be based on the respective NAV of each class on the trade date for the conversion. Such a conversion is not a taxable event.

If an investor’s account balance in Institutional Shares falls below $100,000, the Fund may convert the shares into Investor Shares. Parnassus Funds will notify the investor in writing before the mandatory conversion. The Fund will give shareholders whose shares are being converted 60 days’ prior written notice in which to purchase sufficient shares to avoid such conversion.

Net Asset Value

The NAV for the Fund will be calculated on each day the NYSE is open for trading. If the NYSE is not open, then the Fund does not determine its net asset value, and investors may not purchase or redeem shares of the Fund. The NYSE is closed for trading on weekends, New Year’s Day, Dr. Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NYSE also may be closed on national days of mourning or due to natural disasters or other extraordinary events or emergencies. The NAV of

Prospectus • 2022

the Fund will usually be calculated as of the close of trading on the NYSE at 4:00 p.m. Eastern Time. If the NYSE closes early, then the NAV of the Fund will be calculated as of the early close of the NYSE. The NAV may not be determined on any day that there are no transactions in shares of the Fund.

The NAV per share is the value of the Fund’s assets, less its liabilities, divided by the number of outstanding shares of the Fund. In general, the value of the Fund’s portfolio securities is the market value of such securities. However, securities and other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Fund’s Board of Trustees. Types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities, including “restricted” securities and private placements for which there is no public market; (b) securities of an issuer that has entered into a restructuring; (c) securities whose trading has been halted or suspended; and (d) securities for which a foreign currency exchange rate is deemed inappropriate for use by the Fund or multiple appropriate rates exist. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The fair value of a security may differ from the last quoted price, and the Fund may not be able to sell a security at the fair value. See the SAI for more details.

Additional Information Specific to Foreign Securities

The values of any foreign securities held by the Fund are converted to U.S. dollars using exchange rates determined as of the close of trading on the NYSE and in accordance with the Fund’s pricing policies. The Fund generally uses the foreign currency exchange rates deemed to be most appropriate by a foreign currency pricing service that is independent of the Fund and the Adviser.

Foreign securities held by the Fund may be traded on days and at times when the NYSE is closed and the NAV is therefore not calculated. Accordingly, the NAV of the Fund may be affected on days when shareholders are not able to purchase or redeem shares. For valuation purposes, quotations of foreign portfolio securities and other assets and liabilities stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates.

Prospectus • 2022

Distributions and Taxes

The Fund will make distributions of net investment income annually and will distribute net capital gains, if any, at least annually, typically in November. The Fund may make additional payments of dividends or distributions if it deems it desirable at any other time during the year.

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Please see the SAI for additional federal income tax information.

The Fund has elected to be treated and intends to qualify each year as a regulated investment company (a “RIC”). A RIC is not subject to tax at the corporate level on income and gains from investments that are distributed in a timely manner to shareholders. However, the Fund’s failure to qualify as a RIC would result in corporate-level taxation, and consequently, a reduction in income available for distribution to you as a shareholder.

The Fund’s distributions, whether received in cash or additional shares of the Fund, may be subject to federal, state and local income tax. These distributions may be taxed as ordinary income, dividend income or long-term capital gain.

Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

If you purchase Fund shares shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of capital. Similarly, if you purchase Fund shares that have appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Fund has built up, or have the potential to build up, high levels of unrealized appreciation.

The Fund will notify you of the tax status of ordinary income distributions and capital gain distributions after the end of each calendar year.

You will generally recognize taxable gain or loss on a redemption of shares in an amount equal to the difference between the amount received and your tax basis in such shares. This gain or loss will generally be capital and will be long-term capital gain or loss if the shares were held for more than one year.

In general, when a shareholder sells Fund shares, the Fund must report to the shareholder and the IRS the shareholder’s cost basis, gain or loss and holding period in the sold shares using a specified method for determining which shares were sold. The Fund’s default cost basis method is Average Cost. You are not bound by this method and, if timely, can choose a different, permissible method. Please consult with your tax advisor.

If you hold Fund shares through a broker (or another nominee), please contact that broker (or nominee) with respect to the reporting of cost basis and available elections for your account.

When you receive a distribution from the Fund or redeem shares, you may be subject to backup withholding.

Prospectus • 2022

Financial Highlights

Financial information is not available because the Fund had not commenced operations prior to the date of this Prospectus.

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General Information

PricewaterhouseCoopers LLP, 405 Howard Street, Suite 600, San Francisco, California 94105, is the Fund’s independent registered public accounting firm.

Brown Brothers Harriman & Co., 50 Post Office Square, Boston, Massachusetts 02110, is the Fund’s custodian, sub-administrator and accounting agent.

Ultimus Fund Solutions, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the Fund’s transfer agent.

Householding Consent

To minimize expenses, we may mail only one copy of the Fund’s prospectus and each annual, semiannual and quarterly report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents and are currently receiving these reports directly from Parnassus Funds, please call us at (800) 999–3505 (or contact the financial institution that currently sends these reports to you). We will begin sending you individual copies 30 days after receiving your request.

Prospectus • 2022

Privacy Policy and Practices

Parnassus is committed to maintaining the confidentiality, integrity and security of personal information entrusted to us by current and potential shareholders. We have always treated personal information as confidential and want you to be aware of our privacy policies.

What Information We Collect

We may collect and maintain the following nonpublic personal information about you:

∎

information we receive from you on applications or other forms, such as your name, address, e-mail address, phone number, social security number or tax identification number, assets, income and date of birth; and

∎	information about your transactions with us, our affiliates or others, such as your account number, balance, positions, activity, history, cost basis information and other financial information.

What Information We Disclose

We do not disclose any nonpublic personal information about our shareholders or former shareholders to any third parties, except as permitted or required by law. Parnassus will share information with affiliates if the information is required to provide a product or service you have requested. In addition, we may share such information with non-affiliated third parties to the extent necessary to effect, process, administer or enforce a transaction that you request or authorize, in connection with maintaining or servicing your account, as requested by regulatory authorities or as otherwise permitted or required by law. For example, we may provide such information to third parties in the course of servicing your account, such as identity-verification service providers. These companies are authorized to use your personal information only as necessary to provide these services to us. Relationships with these parties shall be pursuant to a non-disclosure agreement, protecting the release of shareholder information. We may also disclose information to non-affiliated parties if compelled by law, such as responding to a subpoena, preventing fraud or complying with an inquiry by a government agency or regulator.

How We Protect Your Information

We restrict access to nonpublic personal information about you to those persons who need to know that information to provide products or services to you. As a result, we do not provide a means for opting out of our limited sharing of your information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect the confidentiality, integrity and security of your nonpublic personal information.

We will continue to adhere to the privacy policies and practices in this notice even if your account is closed or becomes inactive.

Additional Rights

You may have other privacy protections under applicable state laws. To the extent those state laws apply, we will comply with them with respect to your nonpublic personal information.

How to Contact Us

Please call us at (800) 999-3505 if you have any questions regarding our privacy policy. We are open Monday through Friday from 8:30 a.m. to 6:00 p.m. Eastern Time.

Prospectus • 2022

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Investment Adviser

Parnassus Investments, LLC

1 Market Street, Suite 1600

San Francisco, CA 94105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

405 Howard Street, Suite 600

San Francisco, CA 94105

Legal Counsel

Foley & Lardner LLP

777 E. Wisconsin Ave.

Milwaukee, WI 53202

Distributor

Parnassus Funds Distributor, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

Sign up for electronic delivery of prospectuses, shareholder reports and account statements by accessing your account through www.parnassus.com/login. You can obtain additional information about the Fund in the statement of additional information (SAI) dated December 28, 2022, which has been filed with the Securities and Exchange Commission (SEC) and is incorporated in this prospectus by reference (namely, it legally forms a part of the prospectus). The Fund will also publish an annual and a semiannual report and two quarterly reports each year that discuss the Fund’s holdings and how recent market conditions as well as the Fund’s investment strategies affected performance. For a free copy of any of these documents or to ask questions about the Fund, call the Parnassus Funds at (800) 999-3505.

The Fund makes available the SAI and the annual and semiannual reports, free of charge, on its Internet website (http://www. parnassus.com). The general public can review and copy information about the Fund (including the SAI) on the EDGAR Database on the SEC’s Internet website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

The Investment Company Act File Number for Parnassus Funds is 811-04044.

1 Market Street, Suite 1600, San Francisco, CA 94105    |    (800) 999-3505    |    www.parnassus.com

THE INFORMATION HEREIN IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION IN WHICH THE OFFER OR SALE IS NOT PERMITTED.

SUBJECT TO COMPLETION

Dated October 14, 2022

December 28, 2022

STATEMENT OF ADDITIONAL INFORMATION FOR

	Investor Shares	Institutional Shares
Parnassus Growth Equity Fund	XXXXX	XXXXX

Parnassus Funds

Parnassus Income Funds

1 Market Street, Suite 1600

San Francisco, CA 94105

(800) 999-3505

The “Parnassus Funds” or the “Funds,” as referenced collectively in this statement of additional information, are composed of two trusts. The Parnassus Funds trust consists of four mutual funds: the Parnassus Growth Equity Fund, the Parnassus Mid Cap Fund, the Parnassus Endeavor Fund and the Parnassus Mid Cap Growth Fund. The Parnassus Income Funds trust consists of two mutual funds: the Parnassus Core Equity Fund and the Parnassus Fixed Income Fund. The Funds are managed by Parnassus Investments, LLC. Each of the Funds offers two classes of shares, Investor Shares and Institutional Shares, which differ only in their ongoing fees and investment eligibility requirements.

This statement of additional information is not a prospectus and should be read in conjunction with the current prospectus of the Parnassus Growth Equity Fund, dated December 28, 2022, as amended and supplemented to date. You may obtain a free copy of the prospectus by calling the Fund at (800) 999-3505, writing to the Fund at the above address or visiting the Fund’s website, www.parnassus.com.

INVESTMENT OBJECTIVES AND POLICIES

The investment objective of the Parnassus Growth Equity Fund (the “Fund”) is to achieve capital appreciation. The Fund’s prospectus describes the investment objective and principal investment strategies of the Fund.

Investment Restrictions

The Fund has adopted the following investment restrictions (in addition to those indicated in the prospectus) as fundamental policies that may not be changed without the approval of the holders of a “majority” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) of the Fund’s outstanding shares. A vote of the holders of a “majority” (as so defined) of the Fund’s outstanding shares means a vote of the holders of the lesser of (i) 67% or more of the Fund’s shares present or represented by proxy at a meeting at which more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares.

The Fund may not:

(1)

With respect to 75% of the Fund’s total net assets, purchase any security, other than obligations of the U.S. government, its agencies or instrumentalities (“U.S. government securities”), if as a result: (i) more than 5% of the Fund’s total net assets (taken at current value) would then be invested in securities of a single issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of any one issuer.

(2)	Purchase any security if, as a result, the Fund would have 25% or more of its net assets (at current value) invested in a single industry.

(3)	Purchase securities on margin (however, the Fund may obtain such short-term credits as may be necessary for the clearance of transactions).

(4)	Make short sales of securities, purchase on margin or purchase puts, calls, straddles or spreads.

(5)

Issue senior securities, borrow money or pledge their assets, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 10% (taken at the lower of cost or current value) of its net assets (not including the amount borrowed) and pledge its assets to secure such borrowings. The Fund will not make additional purchases while any borrowings are outstanding.

(6)

Buy or sell commodities or commodity contracts, including futures contracts or real estate, real estate limited partnerships or other interests in real estate. (The 1940 Act currently permits investments in commodities.) The Fund may purchase and sell securities that are secured by real estate and securities of companies that invest or deal in real estate.

(7)	Act as underwriter, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws.

(8)	Participate on a joint (or joint and several) basis in any trading account in securities.

(9)

Invest in securities of other registered investment companies, except that the Fund may invest up to 10% of its assets in money-market funds, but no more than 5% of its assets in any one fund and the Fund may not own more than 3% of the outstanding voting shares of any one fund. This restriction does not apply to a transaction that is a part of a merger, consolidation or other acquisition or regarding collateral held for securities lending arrangements, which are deposited into money-market funds.

(10)

Invest in interests in oil, gas or other mineral exploration or development programs or in oil, gas or other mineral leases, although the Fund may invest in the common stocks of companies that invest in or sponsor such programs.

(11)

Make loans, except through repurchase agreements; however, the Fund may engage in securities lending and may also acquire debt securities and other obligations consistent with the Fund’s investment objective and its other investment policies and restrictions. Investing in a debt instrument that is convertible into equity or investing in a community loan fund is not considered the making of a loan.

As a general rule, the percentage limitations referred to in these restrictions apply only at the time of investment other than with respect to the Fund’s borrowing of money. A later increase or decrease in a percentage that results from a change in value in the portfolio securities held by the Fund will not be considered a violation of such limitation, and the Fund will not necessarily have to sell a portfolio security or adjust its holdings in order to comply.

Portfolio Turnover

Because the Fund has not yet commenced operations, no portfolio turnover information is available as of the date of this statement of additional information (“SAI”).

Operating Policies

The Fund has adopted the following operating policies (unless otherwise noted), which may be changed by a vote of the majority of the Fund’s Trustees:

(1)	The Fund may purchase warrants up to a maximum of 5% of the value of its total net assets.

(2)	The Fund may not hold or purchase foreign currency except as may be necessary in the settlement of foreign securities transactions.

(3)

The Fund may not make illiquid investments if thereafter more than 15% of the value of its net assets would be so invested. Illiquid securities include, among others, the following: (i) those which are restricted (namely, those which cannot freely be resold for legal or contractual reasons); (ii) fixed time-deposits subject to withdrawal penalties (other than overnight deposits); (iii) repurchase agreements having a maturity of more than seven days; and (iv) investments for which market quotations are not readily available. However, the illiquid securities do not include obligations that are payable at principal amount plus accrued interest within seven days after purchase or commercial paper issued under Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”), or securities eligible for resale under Rule 144A of the 1933 Act that have been determined to be liquid pursuant to procedures adopted by the Boards of Trustees.

(4)

It is an operating policy of the Fund to normally invest at least 80% of its net assets, plus borrowings for investment purposes, in the particular type of investments suggested by its name. The Parnassus Growth Equity Fund invests mainly in large-sized growth companies that have a market capitalization that is greater than the median market capitalization of the Russell 1000® Growth Index (which was $16 billion as of May 31, 2022) measured at the time of purchase. If the Board of Trustees determines to change this non-fundamental policy for the Fund, the Fund will provide 60 days prior written notice to the shareholders before implementing the change of policy.

The aforementioned percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made, except for those percentage restrictions relating to investments in illiquid securities and bank borrowings. If these restrictions are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of the Fund’s fundamental restrictions will be deemed to have occurred. Any changes in the Fund’s investment restrictions made by the Boards of Trustees will be communicated to shareholders prior to their implementation.

Market Risk

Various market risks can affect the price or liquidity of an issuer’s securities in which the Fund may invest. Returns from the securities in which the Fund invests may underperform returns from the various general securities markets. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets. Adverse events occurring with respect to an issuer’s performance or financial position can depress the value of the issuer’s securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market’s current attitudes about types of securities, market reactions to political or economic events, including litigation, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument). See below for a discussion of recent market developments.

Markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, potentially at unfavorable prices. Securities may be difficult to value during such periods.

There is a risk that policy changes by the United States government and the Federal Reserve, as well as certain foreign central banks like the European Central Bank, could include increasing interest rates, which may negatively affect the Fund. For example, in March 2022, the Federal Reserve began increasing interest rates in response to sustained inflation, labor shortages and global supply chain bottlenecks. Therefore, the risks associated with rising interest rates, such as increased volatility and reduced liquidity in the financial markets, are currently heightened. A significant increase in interest rates may cause a decline in the market for equity securities and, as a result, the value of the Fund’s equity securities. These events and potential resulting market volatility could limit or preclude the Fund’s ability to achieve its investment objective and affect its performance.

Political, social or financial instability, civil unrest and acts of terrorism, the spread of infectious illness or other public health issues are other potential risks that could adversely affect an investment in a security or in markets or issuers generally. In addition, political developments in foreign countries or the United States may at times subject such countries to sanctions from the U.S. government, foreign governments and/or international institutions that could negatively affect the Fund’s investments in issuers located in, doing business in or with assets in such countries.

The Fund may continue to accept new subscriptions and to make additional investments in instruments in accordance with the Fund’s principal investment strategies to strive to meet the Fund’s investment objective under all types of market conditions, including unfavorable market conditions.

Recent Market Conditions and Events

Periods of unusually high volatility in the financial markets and restrictive credit conditions, sometimes limited to a particular sector or a geography, continue to occur. Some countries, including the United States, have adopted and/or are considering the adoption of more protectionist trade policies, a move away from the tighter financial industry regulations that followed the financial crisis, and/or substantially reducing corporate taxes. The exact shape of these policies is still being considered, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, especially if the market’s expectations are not borne out. A rise in protectionist trade policies, slowing global economic growth, risks associated with epidemic and pandemic diseases, risks associated with the United Kingdom’s (the “UK”) departure from the European Union (the “EU”), the risk of trade disputes, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time, and may negatively impact the markets in which the Fund invests.

An outbreak of respiratory disease caused by a novel coronavirus (COVID-19) was first detected in Wuhan City, Hubei Province, China in 2019 and developed into a global pandemic. While vaccines have been developed and approved for use by various governments and efforts have been made to contain its spread, the duration of the COVID-19 outbreak and its effects, including any adverse effects on the Fund, cannot be predicted with certainty. COVID-19 has caused extreme volatility in the financial markets, a domestic and global economic downturn, and significant disruptions to supply chains, the workforce, consumer demand, healthcare systems and travel. The Federal Reserve, as well as other governments and central banks, have taken extreme and unprecedented measures to support global and local financial markets and economies in response to COVID-19, including significant fiscal and monetary policy changes, which may affect the value, volatility and liquidity of securities and other assets. Given the uncertainty surrounding the magnitude, duration and effects of COVID-19, as well as the success of the measures taken by governmental authorities and central banks, it is difficult to predict the potential impact to the value and liquidity of the Fund’s investments and the Fund’s performance. Further, COVID-19, and any steps taken to mitigate its effects, may result in disruptions to the services provided to the Fund by its service providers. The Adviser will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Foreign Equity Securities

The Fund may purchase foreign securities and American Depositary Receipts (“ADRs”) of foreign companies up to a maximum of 20% of the value of their total net assets. In addition to ADRs, the Fund may hold foreign securities in the form of American Depository Shares (“ADSs”), Global Depository Receipts (“GDRs”) and European Depository Receipts (“EDRs”), or other securities convertible into foreign securities. Generally, American banks or trust companies issue ADRs and ADSs, which evidence ownership of underlying foreign securities. GDRs represent global offerings where an issuer issues two securities simultaneously in two markets, usually publicly in a non-U.S. market and privately in the U.S. market. EDRs (sometimes called Continental Depository Receipts (“CDRs”) are similar to ADRs, but are usually issued in Europe. Typically issued by foreign banks or trust companies, EDRs and CDRs evidence ownership of foreign securities. Generally, ADRs and ADSs in registered form trade in the U.S. securities markets, GDRs in the U.S. and European markets, and EDRs and CDRs (in bearer form) in European markets. Such investments increase a portfolio’s diversification and may enhance return, but they also involve some special risks, such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment’s value (favorable change can increase its value). When determining whether a company’s equity securities are considered to be a “foreign security,” the Adviser typically gives the most weight to the location of the company and the location of the exchange(s) where most of the firms’ equity securities are traded, but each company is evaluated using multiple factors. The location of a company can be determined by where it is organized, where its profits and revenues are derived and where its assets are located, as well as other factors.

On January 31, 2020, the United Kingdom (“UK”) officially withdrew from the European Union (“EU”). A transition phase ended on December 31, 2020. On December 30, 2020, the EU and the UK signed the EU-UK Trade and Cooperation Agreement (“TCA”), an agreement governing certain elements of the EU’s and the UK’s relationship following the end of the transition period, which provisionally went into effect at the beginning of 2021. Even with the TCA, there is likely to be considerable uncertainty relating to the potential ongoing consequences of the withdrawal. The impact on the UK and European economies and the broader global economy could be significant, resulting in increased volatility and illiquidity, currency fluctuations, impacts on arrangements for trading and on other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise), and in potentially lower growth for companies in the UK, Europe and globally, which could have an adverse effect on the value of the Fund’s investments. In addition, if one or more other countries were to exit the European Union or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.

A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. The Russian invasion of Ukraine has resulted in an ongoing military conflict and economic sanctions against certain Russian individuals and companies; and this conflict may expand and military attacks could occur elsewhere in Europe. Europe also has been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other sociopolitical or geographical issues are not known, but could profoundly affect global economies and markets.

Political developments impacting international trade, including trade disputes and increased tariffs, particularly between the U.S. and China and Canada and China, may negatively impact markets and cause weaker macroeconomic conditions. Markets may be materially adversely affected by political, economic or social instability or events, including the renegotiation or nullification of agreements and treaties, the imposition of onerous regulations, embargoes, sanctions, and fiscal policy, changes in laws governing existing operations, financial constraints, including currency restrictions and exchange rate fluctuations, unreasonable taxation and the behavior of international public officials, joint venture partners or third-party representatives.

Change or Influence Control Over Portfolio Companies

As a shareholder of a portfolio company, the Fund reserves the right to freely communicate its views on matters of policy to the company’s management, board of directors and other shareholders when a policy may affect the value of the Fund’s investment or impact the Fund’s social investing criteria. In exercising this right, the Fund may, from time to time, use its ownership interest in a portfolio company to seek to change or influence control of the company’s management; provided that the Fund does not currently anticipate taking such actions. For example, the Fund might take steps, either individually or as part of a group, (a) to actively support, oppose, or influence a company’s decision-making, (b) to seek changes in a company’s management or board of directors, (c) to effect the sale of all or some of a company’s assets, (d) to vote to participate in or oppose a takeover of a portfolio company or an acquisition by a portfolio company, or (e) to serve as lead plaintiff in a matter related to a portfolio company.

Investing for purposes of changing or influencing control of management could result in additional expenses to the Fund, including expenses associated with operational or regulatory requirements and the ongoing cost of potential litigation. It could also restrict the Fund’s ability to freely dispose of the securities of a portfolio company with respect to which it is deemed to be investing to effect control, which might adversely affect the Fund’s liquidity as well as the sale price of those securities. Finally, greater public disclosure may be required regarding the Fund’s investment and trading strategies in regulatory filings relating to such securities.

Limited Partnerships

The Fund may also invest up to 5% of its total net assets in venture-capital limited partnerships. Investments in limited partnerships pose special investment risks. A limited partnership is generally taxed as a pass-through entity; i.e., the income and expenses of the partnership are not taxed at the partnership level but are passed through to its limited partners, such as the Fund, who include their allocated share of the partnership’s income and expenses in their own calculations of income and expense. The investment in limited partnerships may potentially cause non-compliance by the Fund with certain tax laws and regulations and subject the Fund to penalties under the tax laws. Limited partnership units are illiquid (and are subject to the restriction on illiquid investments discussed above) and subject to contractual transfer restrictions; thus, the Fund will generally not be able to sell an investment in a limited partnership but will be required to hold it for the entire term of the partnership. As a limited partner, the Fund generally is not permitted to participate in the management of the partnership. The Fund’s liability generally is limited to the amount of its commitment to the partnership. When the Fund makes an investment in a limited partnership, it signs a subscription agreement committing it to a certain investment amount; this amount is generally not paid all at once, but rather drawn down over time by the partnership’s general partner as investment opportunities present themselves. As a result, the Fund must set aside sufficient assets to be able to fund any future capital calls. Limited partnerships have relatively concentrated holdings; as a consequence, the return on a partnership may be adversely impacted by the poor performance of a small number of investments, especially if the partnership needs to mark down the valuation of one or more of its holdings.

Warrants and Put and Call Options

The Fund, to the extent consistent with its investment objective and investment strategies, may purchase warrants and put and call options on securities. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying security at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option.

If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying security at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists. The buyer of a put option can expect to realize a gain if security prices fall substantially. However, if the underlying security’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying security at the option’s strike price. A call buyer attempts to participate in potential price increases of the underlying security with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Warrants are similar to call options in that the purchaser of a warrant has the right (but not the obligation) to purchase the underlying security at a fixed price. Warrants are issued by the issuer of the underlying security, whereas options are not. Warrants typically have exercise periods in excess of those of call options. Warrants do not carry the right to receive dividends or vote with respect to the securities they entitle the holder to purchase, and they have no rights to the assets of the issuer. Warrants are more speculative than the underlying investment. A warrant ceases to have value if it is not exercised prior to its expiration date.

Repurchase Agreements

The Fund may purchase the following securities, subject to repurchase agreements: certificates of deposit, certain bankers’ acceptances and securities that are direct obligations of, or that are fully guaranteed as to principal, by the United States or any agency or instrumentality of the United States. A repurchase transaction occurs when at the time the Fund purchases a security, the Fund also resells it to the vendor (normally a commercial bank or a broker-dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed-upon date in the future. Such securities, including any securities so substituted, are referred to as the “Resold Securities.” The Adviser will consider the creditworthiness of any vendor of repurchase agreements and will continuously monitor the collateral so that it never falls below the resale price. The resale price is in excess of the purchase price in that it reflects an agreed-upon market interest rate effective for the period of time during which the Fund’s money is invested in the Resold Securities. The majority of these transactions run from day to day, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. Repurchase agreements with a maturity of more than seven days are considered to be illiquid and are subject to the restriction on illiquid investments discussed above. The Fund’s risk is limited to the ability of the vendor to pay the agreed-upon sum upon the delivery date.

If there is a default, the Resold Securities constitute collateral for the repurchase obligation and will be promptly sold by the Fund. However, there may be delays and costs in establishing the Fund’s rights to the collateral and the value of the collateral may decline. The Fund will bear the risk of loss in the event that the other party to the transaction defaults on its obligation and the Fund is delayed or prevented from exercising its right to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights.

Repurchase agreements can be considered as loans “collateralized” by the Resold Securities (such agreements being defined as “loans” in the 1940 Act.) The return on such “collateral” may be more or less than that from the repurchase agreement. The Resold Securities will be marked to market every business day so that the value of the “collateral” is at least equal to the value of the loan, including the accrued interest earned thereon. All Resold Securities will be held by the Fund’s custodian, either directly or through a securities depository.

Lending Portfolio Securities

To generate additional income, the Fund may lend its portfolio securities to broker-dealers (“brokers”), banks or other institutional borrowers of securities. The borrower, at all times during the loan, must maintain with the Fund cash, U.S. government securities or equivalent collateral or provide to the Fund an irrevocable letter of credit in favor of the Fund equal in value to at least 102% of the value of loaned domestic securities and 105% of the value of loaned foreign securities on a daily basis. This collateral will be valued daily. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest received on such securities. Although the borrower must pledge collateral in the form of cash or U.S. government securities, the Fund may invest the collateral in U.S. government securities or short-term, high-quality money-market instruments with maturities of 397 days or less, which may also include other money-market funds that are registered investment companies. The Fund’s social investing criteria may not be applied to investments made with the collateral. While the Fund does not have the right to vote securities that are on loan, the Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. The borrower can repay the loan at any time and the Fund can demand repayment at any time.

Convertible Securities

The Fund, to the extent consistent with its investment objective and investment strategies, may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company, depending upon a market price advance in the convertible security’s underlying common stock.

Preferred Stock

The Fund, to the extent consistent with its investment objective and investment strategies, may invest in preferred stocks. Preferred stock includes convertible and non-convertible preferred and preference stocks that are senior to common stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Real Estate Investment Trusts

A real estate investment trust (“REIT”) is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate-level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depend upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.

Cybersecurity Considerations

With the increased use of technologies such as mobile devices and web-based or “cloud” applications, and the dependence on the internet and computer systems to conduct business, the Fund is susceptible to operational, information security and related risks. In general, cybersecurity incidents can result from deliberate attacks or unintentional events (arising from external or internal sources) that may cause the Fund to lose proprietary information, suffer data corruption, physical damage to a computer or network system or lose operational capacity. Cybersecurity attacks include, but are not limited to, infection by malicious software, such as malware or computer viruses or gaining unauthorized access to digital systems, networks or devices that are used to service the Fund’s operations (e.g., through “hacking,” “phishing” or malicious software coding) or other means for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cybersecurity attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Fund’s website (i.e., efforts to make network services unavailable to intended users). In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund’s systems.

Cybersecurity incidents affecting the Adviser, other service providers to the Fund or its stockholders (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses to both the Fund and its stockholders, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund stockholders to transact business and the Fund to process transactions (including fulfillment of fund share purchases and redemptions), violations of applicable privacy and other laws (including the release of private stockholder information) and attendant breach notification and credit monitoring costs, regulatory fines, penalties, litigation costs, reputational damage, reimbursement or other compensation costs, forensic investigation and remediation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and other service providers) and other parties.

The use of internet- or cloud-based programs, technologies and data storage applications generally heightens cyber risks. Any of such circumstances could subject the Fund to substantial losses, including losses relating to misappropriation of assets, intellectual property or confidential information; corruption, deletion or destruction of data; physical damage and repairs to systems; reputational harm; financial losses from remedial actions; and/or disruption of operations. Third parties, including activist, criminal, nation-state or terrorist actors, may also attempt fraudulently to induce Fund personnel to disclose sensitive information (including passwords) to gain access to data, accounts, funds or other assets, or otherwise to inflict harm.

Cybersecurity risks are enhanced during periods of business disruption, particularly during long periods of disruption that require an increase in telecommuting, such as those caused by the current coronavirus pandemic, or by other widespread public health emergencies or other natural or man-made disasters.

Illiquid Securities

The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or fewer without the sale or disposition significantly changing the market value of the investment. The Fund will take into account relevant market, trading and investment-specific considerations when determining whether a security is an illiquid security. Illiquid securities may include those securities whose disposition would be subject to legal restrictions (“restricted securities”). However, certain restricted securities that may be resold pursuant to Rule 144A under the Securities Act may be considered liquid. Rule 144A permits certain qualified institutional buyers to trade in privately placed securities not registered under the Securities Act. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable market values for Rule 144A securities and the ability to liquidate these securities to satisfy redemption requests. However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities held by the Fund could adversely affect their marketability, causing the Fund to sell securities at unfavorable prices.

The Fund has implemented a liquidity risk management program and related procedures to identify illiquid securities pursuant to Rule 22e-4 of the 1940 Act, and the Board of Trustees has approved the administrator of the liquidity risk management program. Under the liquidity risk management program, the Fund may invest in illiquid securities; however, the Fund may not acquire illiquid securities if, as a result, more than 15% of the value of the Fund’s net assets would be invested in such securities. A determination of whether a security is illiquid is based upon guidelines contained in the Fund’s liquidity risk management program and depends upon relevant facts and circumstances. Under the Fund’s liquidity risk management program, the term “illiquid security” means a security that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or fewer without the sale or disposition significantly changing the market value of the security. Illiquid securities generally include securities subject to restrictions on resale as a matter of contract or law, interest-only and principal-only mortgage-backed securities issued by private issuers and repurchase agreements maturing in more than seven days. The Board of Trustees will review no less frequently than annually a written report prepared by the administrator of the Fund’s liquidity risk management program that addresses the operation of the program and assesses its adequacy and effectiveness of implementation.

Restricted securities may be sold in privately negotiated or other exempt transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. When registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than the price that prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Board of Trustees.

Responsible Investment Policy

The Adviser considers environmental, social and governance (ESG) characteristics as part of the investment process for the Fund. These considerations may include consideration of third-party research as well as consideration of proprietary research regarding an issuer. The Adviser will consider those ESG characteristics it deems relevant or additive when making investment decisions for the Fund, and seeks to invest in companies with positive performance on environmental, social and governance criteria. The ESG characteristics utilized in the Fund’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment.

The Adviser uses strategic engagement, which may include direct communication, such as letters, emails, phone calls or in-person meetings, with company management teams to encourage positive change on ESG factors. Such engagement may include the submission of non-binding shareholder proposals that recommend specific positive changes on ESG factors at companies held in the Fund’s portfolio. These proposals are made under Rule 14a-8 of the Securities Exchange Act. As non-binding recommendations to management of the applicable company, the shareholder proposals do not have the effect or purpose of changing or influencing control of the company. The Fund does not submit binding shareholder proposals and do not seek to change the board of directors of portfolio companies by nominating persons to serve as directors.

The Adviser also votes proxies consistent with its proxy voting policies and procedures, which are stated in the SAI.

The Fund will not invest in companies that derive significant revenues from the manufacture of alcohol or tobacco products or from direct involvement with gambling. The Fund does not invest in companies with significant revenues derived from the manufacture of weapons or the generation of electricity from nuclear power. The Fund is fossil-fuel free, meaning it does not invest in companies that derive significant revenues from the extraction, exploration, production or refining of fossil fuels; the Fund may invest in companies that use fossil fuel-based energy to power their operations or for other purposes. The Fund defines “significant revenues” as being 10% or greater.

The responsible investment criteria of the Fund limits the availability of investment opportunities. However, the Fund’s Boards of Trustees and the Adviser believe that there are sufficient investments available that can meet the Fund’s responsible investment criteria and still enable the Fund to provide a competitive rate of return.

ESG characteristics are not the sole considerations when making investment decisions for the Fund. Further, investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, the Fund may invest in issuers that do not reflect the beliefs and values with respect to ESG of any particular investor. ESG considerations may affect the Fund’s exposure to certain companies or industries and the Fund may forego certain investment opportunities. While the Fund views ESG considerations as having the potential to contribute positively to its long-term performance, there is no guarantee that such results will be achieved.

Disclosure of Portfolio Holdings

As summarized herein, the Fund maintains written policies and procedures regarding the disclosure of its portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Fund’s shareholders, and these policies and procedures specify when disclosure is authorized. Included in these policies and procedures are procedures to address conflicts of interest. In addition to the authorized disclosure in the policies and procedures, the Board of Trustees or the Fund’s Chief Compliance Officer may authorize the disclosure of the Fund’s portfolio holdings prior to the public disclosure of such information. The Fund may not receive any compensation for providing portfolio holdings information. The Fund’s Chief Compliance Officer will report periodically to the Boards of Trustees with respect to compliance with the Fund’s portfolio holdings disclosure policies and procedures.

There may be instances where the interests of the Fund’s shareholders respecting the disclosure of information about portfolio holdings may conflict or appear to conflict with the interests of the Adviser, any principal underwriter for the Fund or an affiliated person of the Fund (including such affiliated person’s investment adviser or principal underwriter). In such situations, the conflict must be disclosed to the Boards of Trustees, and the Boards must be afforded the opportunity to determine whether or not to allow such disclosure.

SEC and Website Disclosure

The Fund will publicly disclose all holdings in its semiannual and annual reports to shareholders, which are filed with the Securities and Exchange Commission (“SEC”) on a semi-annual basis on Form N-CSR. The Fund will post its shareholder reports on its website at www.parnassus.com. The Fund will also file a complete schedule of portfolio holdings with the SEC for the first and third quarters of the Fund’s fiscal year on Part F of Form N-PORT. Portfolio holdings included in Part F of Form N-PORT will become publicly available on the SEC’s website within 60 days after the end of that fiscal quarter. Public regulatory filings will also be available on the SEC’s website at www.sec.gov.

The Fund will publish its entire portfolio holdings information as of the end of each month and quarter on its website (www.parnassus.com). Portfolio information may include portfolio management commentary and portfolio statistics. This information is available to anyone who visits the website and is updated on or about 10 business days following the end of each month. Holdings information will remain on the website until updated for the subsequent time period.

Service Providers

The Fund has entered into arrangements with certain third-party service providers for services that require these groups to have access to the Fund’s portfolio on a more frequent basis than is publicly available (in some cases, on a daily basis). As a result, such third-party service providers may receive portfolio holdings information prior to, and more frequently than, the public disclosure of such information. There is no set time between the date of such information being provided to the service providers and the date on which the information is publicly disclosed, as the information is provided to the service providers on an as-needed basis in connection with the services they provide to the Fund. In each case, the Fund’s Boards of Trustees have determined that such advanced disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential. These third-party service providers include the Fund’s independent registered public accounting firm (the “Auditor”), legal counsel, custodian, financial printer, pricing service provider, auditor and proxy voting service.

Rating and Ranking Organizations

The Fund’s Boards of Trustees have determined that the Fund may provide its entire portfolio to the following rating and ranking organizations:

Bloomberg L.P.

FactSet

Morningstar, Inc.

Refinitiv (parent company of Lipper)

The Fund’s management has determined that these organizations provide investors with a valuable service and, therefore, are willing to provide them with portfolio information. The Fund may not pay these organizations or receive any compensation from them for providing this information. This information is provided on the condition that it be kept confidential and that such organizations not trade on such information.

Other Individuals and Organizations

Occasionally, certain third parties, including individual shareholders, institutional investors and other third-party organizations, request information about the Fund’s portfolio holdings before they are publicly disclosed. Where executive management believes there is a legitimate business purpose for such disclosure, the disclosure may be made provided that (i) management, including the Chief Compliance Officer, have reasonably concluded that the recipient will not distribute the information to other persons who might use the information for purposes of purchasing or selling the Fund or its portfolio securities before its portfolio holdings are publicly disclosed; and (ii) the recipient signs a written confidentiality agreement, if not subject to a specific duty of confidentiality by law.

The Adviser may manage other accounts such as separate accounts, private accounts, unregistered products, and portfolios sponsored by companies other than the Adviser. These other accounts may be managed in a similar fashion to the Fund and thus may have similar portfolio holdings. Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Fund’s portfolio holdings disclosure policies. Additionally, clients of such accounts have access to their portfolio holdings and are generally not subject to the Fund’s portfolio holdings disclosure policies.

MANAGEMENT

The Boards of Trustees decide matters of general policy and supervise the activities of the Adviser. All Trustees serve indefinite terms, and they each oversee six portfolios (Funds) in the Parnassus Funds complex. The Parnassus Funds consist of two trusts, the Parnassus Funds trust and the Parnassus Income Funds trust (each a “Trust” and, collectively, the “Trusts”). Each of the Trusts has its own Board of Trustees (collectively, the “Board”). The same individuals serve as Trustees and Officers of each Trust. The Officers of the Parnassus Funds conduct and supervise the daily business operations of the Funds.

As Alecia A. DeCoudreaux, an Independent Trustee, serves as the Chairperson of the Board, and in that capacity coordinates the activities of the Independent Trustees and the Board as a whole, and acts as a liaison with the Trust’s officers, legal counsel, and other Trustees between meetings, the Independent Trustees have determined that there is not a need for a Lead Independent Trustee function at this time. The Trusts have determined that their leadership structure is appropriate as they believe the structure provides for adequate input and influence from the Independent Trustees and management in overseeing the Funds.

Through its direct oversight role, and indirectly through the Audit Committee, officers of the Parnassus Funds and their service providers, the Boards of Trustees performs a risk oversight function for the Funds. To effectively perform its risk oversight function, the Boards, among other things, perform the following activities: receive and review reports related to the performance and operations of the Funds; review and approve, as applicable, the compliance policies and procedures of the Funds; approve the Funds’ principal investment policies; adopt policies and procedures designed to deter market timing; meet with representatives of various service providers, including the Adviser and the Auditor of the Funds, to review and discuss the activities of the Funds and to provide direction with respect thereto; and appoint a chief compliance officer of the Funds who oversees the implementation and testing of the Funds’ compliance program and reports to the Boards regarding compliance matters for the Funds and their service providers.

The Audit Committee consists solely of Independent Trustees. As referenced above, the Audit Committee plays a significant role in the risk oversight of the Parnassus Funds as it meets at least annually with the auditors of the Funds and quarterly with the Funds’ Chief Compliance Officer.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund, the Adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.

The Trustees and Officers of the Parnassus Funds are as set forth on the following pages (ages and employment tenures listed are as of December 31, 2021).

Name, Age and Address	Position With Funds	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Directorships Outside the Parnassus Complex	Number of Funds in Parnassus Complex Overseen by Trustee

INDEPENDENT TRUSTEES (Trustees who are not deemed to be “interested persons” of the Parnassus Funds as defined in the 1940 Act)

Alecia A. DeCoudreaux, 67 c/o Parnassus Investments, LLC 1 Market Street, Ste. 1600 San Francisco, CA 94105	Trustee, Chairperson of Board	Indefinite* Since December 2013 for Parnassus Income Funds and Parnassus Funds	Director of CVS Health Corporation and member of audit committee since 2015. Director of the William and Flora Hewlett Foundation since 2014 and Chair of Audit Committee from 2016-2022. President of Mills College from 2011 to 2016. Trustee Emerita of Wellesley College, Honorary Director of the Indiana University Foundation and Emerita Board Member of the Indiana University School of Law Board of Visitors.	CVS Health Corporation	6

Rajesh Atluru, 52 c/o Parnassus Investments, LLC 1 Market Street, Ste. 1600 San Francisco, CA 94105	Trustee	Indefinite* Since September 2021 for Parnassus Income Funds and Parnassus Funds	Founder and Managing Director of Activate Capital, a private equity/venture capital investment firm focusing on sustainable investments in energy, mobility and industrial ecosystems.	None	6

Name, Age and Address	Position With Funds	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Directorships Outside the Parnassus Complex	Number of Funds in Parnassus Complex Overseen by Trustee

INDEPENDENT TRUSTEES (Trustees who are not deemed to be “interested persons” of the Parnassus Funds as defined in the 1940 Act)

Donald J. Boteler, 73 c/o Parnassus Investments, LLC 1 Market Street, Ste. 1600 San Francisco, CA 94105	Trustee, Chair of Audit Committee	Indefinite* Since May 2012 for Parnassus Income Funds and Parnassus Funds	Independent Trustee of FAM Funds since 2012. From 2016 to 2020, served as a member of the Town Council of South Bethany, Delaware, and Chairman of the town’s Budget and Finance Committee. Currently serving as a member of the town’s Budget and Finance Committee.	FAM Funds	6

Eric P. Rakowski, 63 c/o Parnassus Investments, LLC 1 Market Street, Ste. 1600 San Francisco, CA 94105	Trustee	Indefinite* Since September 2021 for Parnassus Income Funds and Parnassus Funds	Professor of Law, University of California at Berkeley School of Law since 1990.	AMG Funds (41 portfolios); AMG Pantheon Fund, LLC (1 portfolio); AMG Pantheon Master Fund, LLC (1 portfolio); AMG Pantheon Subsidiary Fund, LLC (1 portfolio); AMG Pantheon Lead Fund LLC (1 portfolio); Harding, Loevner Funds, Inc. (10 portfolios); Third Avenue Trust (3 portfolios) (2002-2019); and Third Avenue Variable Trust (1 portfolio) (2002-2019)	6

Roy Swan, Jr., 57 c/o Parnassus Investments, LLC 1 Market Street, Ste. 1600 San Francisco, CA 94105	Trustee	Indefinite* Since September 2021 for Parnassus Income Funds and Parnassus Funds	Head of The Ford Foundation’s Mission Investments program, managing the foundation’s portfolio of mission-related investments, program-related investments and grants dedicated to the impact investing field since 2018. Before joining the Ford Foundation in 2018, Mr. Swan was a managing director at Morgan Stanley, where he held roles including co-head of Global Sustainable Finance, President and COO of Morgan Stanley Trust and founding CEO and Managing Member of Morgan Stanley Impact Small Business Investment Company LLC, where he remains a Member.	Aequi Acquisition Corp.	6

Name, Age and Address	Position With Funds	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Directorships Outside the Parnassus Complex	Number of Funds in Parnassus Complex Overseen by Trustee

INDEPENDENT TRUSTEES (Trustees who are not deemed to be “interested persons” of the Parnassus Funds as defined in the 1940 Act)

Kay Yun, 58 c/o Parnassus Investments, LLC 1 Market Street, Ste. 1600 San Francisco, CA 94105	Trustee, Chair of Nominating and Governance Committee	Indefinite* Since July 2017 for Parnassus Income Funds and Parnassus Funds	Partner and Chief Financial Officer at Health Evolution Partners in San Francisco since 2007. Currently an emeritus trustee at the American Conservatory Theater and a trustee at San Francisco University High School.	None	6

*	Subject to the mandatory retirement age

Name, Age and Address	Position With Funds	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Directorships Outside the Parnassus Complex	Number of Funds in Parnassus Complex Overseen by Trustee

INTERESTED TRUSTEE (Mr. Allen is an “interested person” of the Parnassus Funds as defined in the 1940 Act because of his ownership in the Adviser)

Benjamin E. Allen, 44 Parnassus Investments, LLC 1 Market Street, Ste. 1600 San Francisco, CA 94105	President and Chief Executive Officer and Trustee	Indefinite Since 2017 for Parnassus Income Funds and Parnassus Funds	Chief Executive Officer of Parnassus Investments since 2018. President of Parnassus Investments since 2017. Vice President of Parnassus Investments from 2008 to 2017; employed by Parnassus Investments since 2005. Portfolio Manager of the Parnassus Core Equity Fund since 2012. Vice President of Parnassus Funds and Parnassus Income Funds from 2015 to 2017.	None	6

*	Subject to the mandatory retirement age

Name, Age and Address	Positions With Funds	Term of Office and Length of Time Served	Principal Occupation During Past Five Years

OFFICERS (other than Benjamin E. Allen)

Todd C. Ahlsten, 49 Parnassus Investments, LLC 1 Market Street, Ste. 1600 San Francisco, CA 94105	Vice President	Indefinite Since 2001	Chief Investment Officer and of Parnassus Investments since 2007; Vice President of Parnassus Investments from 2007 – 2021; Executive Vice President of Parnassus Investments since 2021; employed by Parnassus Investments since 1995. Portfolio Manager of the Parnassus Core Equity Fund since 2001. Vice President of Parnassus Funds and Parnassus Income Funds since 2001.

Downey H. Blount, 51 Parnassus Investments, LLC 1 Market Street, Ste. 1600 San Francisco, CA 94105	Assistant Secretary	Indefinite Since 2015	Deputy Chief Compliance Officer of Parnassus Investments since 2019. Chief Compliance Officer of Parnassus Funds Distributor from 2015 to 2019. Senior Compliance Officer of Parnassus Investments from 2014 to 2018.

Name, Age and Address	Positions with Funds	Term of Office and Length of Time Served	Principal Occupation During Past Five Years

OFFICERS (other than Benjamin E. Allen) (Continued)
Marc C. Mahon, 44 Parnassus Investments, LLC 1 Market Street, Ste. 1600 San Francisco, CA 94105	Executive Vice President, Principal Accounting Officer and Treasurer	Indefinite As Principal Accounting Officer and Treasurer, since 2007 As Executive Vice President, since 2017	Chief Financial Officer of Parnassus Investments since 2007. Chief Operating Officer of Parnassus Investments since 2018. Executive Vice President of Parnassus Investments since 2017.

John V. Skidmore II, 56 Parnassus Investments, LLC 1 Market Street, Ste. 1600 San Francisco, CA 94105	Chief Compliance Officer, Fidelity Bond Officer and Secretary	Indefinite Since 2008	Chief Compliance Officer of Parnassus Funds, Parnassus Income Funds and Parnassus Investments since 2008.

Mr. Boteler’s knowledge of the investment advisory industry and the regulatory framework that governs mutual funds are beneficial to the Funds’ operations. Ms. DeCoudreaux’s management and corporate governance experience help ensure that the Funds adhere to best practices in their governance. Ms. Yun’s broad experience with investments and issuers allows her to provide insight on industry and regulatory developments that benefit the Funds. Mr. Allen’s portfolio management experience provides insight and familiarity with the investment strategies utilized by Parnassus Investments for the Funds. Roy Swan, Jr. is well qualified to serve as a Trustee due to his significant experience in impact investment, finance, and public company management. Rajesh Atluru is well qualified to serve as a Trustee due to his subject matter expertise in sustainability and technology, and his investment experience. Eric P. Rakowski is well qualified to serve as a Trustee due to his knowledge about the investment advisory business, including mutual fund distribution, portfolio valuation, compliance, and auditing, and his governance experience serving as a mutual fund director. Also, as reflected in the information provided in the table above, they are all experienced business persons and consultants, familiar with financial statements and responsible investing. We believe each takes a constructive and thoughtful approach to addressing issues facing the Funds, and are well qualified to serve as Trustees.

As discussed above, the combination of skills and attributes of all of the Trustees led to the conclusion that each should serve as a Trustee. The mandatory retirement age for Independent Trustees is 75.

The Funds’ Boards of Trustees decide matters of general policy and supervise the activities of the Adviser. All Trustees serve indefinite terms (subject to the mandatory retirement age for Independent Trustees), and they each oversee six Funds in the Fund Complex. Each of the Trusts has its own Board of Trustees. The same individuals serve as Trustees and Officers of each Trust. The Funds’ Officers conduct and supervise the daily business operations of the Funds. Alecia A. DeCoudreaux serves as the Chairperson of the Board, and is the presiding officer at all meetings of the Boards of Trustees.

The Trustees have determined that the leadership structure is appropriate as they believe they have ample input into their meetings, ample access to information about the Funds, and effective communications with management of the Adviser. Also, having an Independent Trustee serve as the Chairperson and a supermajority of Independent Trustees (75% of the Board is composed of Independent Trustees) allows the Board and management to have proper alignment and dialogue on all matters within the authority of the Board, including those related to risk oversight.

Trustee Compensation

The Trusts pay each of their Trustees who is not affiliated with the Adviser an aggregate annual fee of $175,000, in addition to reimbursement for certain out-of-pocket expenses, and pay each of their Trustees who is not affiliated with the Adviser an aggregate annual fee of $175,000, in addition to reimbursement for certain out-of-pocket expenses, plus an additional annual retainer of $25,000 to the Chairperson of the Board, and an additional annual retainer of $12,500 to each of the Chairperson of the Audit Committee and the Chairperson of the Nominating and Governance Committee. The Parnassus Funds comprise a “family of investment companies.” The Trusts have no retirement or pension plans for their Trustees.

The following table sets forth the aggregate compensation paid by the Trusts and the Boards of any other investment companies managed by Parnassus Investments to the Trustees who are not affiliated with the Adviser for the fiscal year ended December 31, 2021. Roy Swan, Jr., Rajesh Atluru, and Eric P. Rakowski have not previously served on the Fund’s Board of Trustees.

Name and Position(1)	Aggregate Compensation From Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from Fund and Fund Complex Paid to Trustees
Donald J. Boteler	$175,000	None	$175,000
Alecia A. DeCoudreaux	$175,000	None	$175,000
Kay Yun	$175,000	None	$175,000
Roy Swan, Jr.	$43,750	None	$43,750
Rajesh Atluru	$43,750	None	$43,750
Eric P. Rakowski	$43,750	None	$43,750

(1)	Each of the above named Trustees is a Trustee of the Funds who is not affiliated with the Adviser. Trustees who are interested do not receive compensation from the Trusts.

Trustee Ownership of Fund

As of the date of this SAI, there are no outstanding shares of the Fund.

Trustee Meetings and Committees

The Boards of Trustees have a standing audit committee and a standing nominating and governance committee, but do not have a standing compensation committee. The Boards of Trustees believe that it is appropriate not to have a compensation committee because the Board as a whole can adequately serve the function of considering trustee compensation.

Through its direct oversight role, and indirectly through the Audit Committee, officers of the Funds and the Funds’ service providers, the Funds’ Boards of Trustees performs a risk oversight function for the Funds. To effectively perform their risk oversight function, the Boards, among other things, perform the following activities: receive and review reports related to the performance and operations of the Funds; review and approve, as applicable, the compliance policies and procedures of the Funds; approve the Funds’ principal investment policies; adopt policies and procedures designed to deter market timing; meet with representatives of various service providers, including the Adviser and the independent registered public accounting firm of the Funds, to review and discuss the activities of the Funds and to provide direction with respect thereto; and appoint a chief compliance officer of the Funds who oversees the implementation and testing of the Funds’ compliance program and reports to the Boards regarding compliance matters for the Funds and their service providers.

The Audit Committee consists solely of Independent Trustees. The current members are Donald J. Boteler, Alecia A. DeCoudreaux, Roy Swan, Jr., and Eric P. Rakowski. As referenced above, the Audit Committee plays a significant role in the risk oversight of the Funds as it meets at least annually with the auditors of the Funds and quarterly with the Funds’ Chief Compliance Officer.

The Nominating and Governance Committee consists solely of Independent Trustees. The current members are Alecia A. DeCoudreaux, Kay Yun, and Rajesh Atluru. Benjamin E. Allen is a non-voting, advisory member of the Committee.

Not all risks that may affect the Funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness and some risks are simply beyond the reasonable control of the Funds, the Adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals. As a result of the foregoing and other factors, the Funds’ ability to manage risk is subject to substantial limitations. The Audit Committee is responsible for assisting the Board of Trustees in overseeing the Funds’ independent auditors, accounting policies and procedures and other areas relating to the Funds’ auditing processes (including advising the Board on the election of independent auditors, reviewing the scope of the annual audit activities of the auditors and reviewing audit results).

The Boards of Trustees held four meetings in 2022. Each Trustee attended at least 75% of the aggregate of (a) the total number of meetings of the Board and (b) the total number of meetings held by all committees of the Board on which the Trustee served.

Code of Ethics

The Parnassus Funds have adopted a code of ethics under Rule 17j-1 of the 1940 Act. The Adviser is also subject to this code. The code permits personnel subject to the code to invest in securities, subject to certain restrictions, including, without limitation, pre-clearance requirements. Personnel subject to the code may not invest in securities purchased or held by the portfolios of the Parnassus Funds, but may continue to hold securities they purchased prior to one of the Parnassus Funds purchasing or investing in such securities. Parnassus Funds Distributor, LLC (“Distributor”) relies on the principal underwriters exception under Rule 17j-1(c)(3), as the Distributor is not affiliated with Parnassus Funds or the Adviser, and no officer, director or general partner of the Distributor serves as an officer, director or general partner of Parnassus Funds or the Adviser.

Proxy Voting

Proxy voting policies and procedures for the portfolios of the Parnassus Funds are included as Annex A attached to this SAI. Proxy voting expenses incurred by the Adviser on behalf of the Fund and other accounts will be fairly and equitably allocated among the Fund and the other accounts holding the applicable securities. The actual voting records for the Fund’s portfolio will be available on the Fund’s website, www.parnassus.com, and on the website of the SEC at www.sec.gov, both free of charge. The SEC website will contain information regarding how the Fund and its portfolio voted portfolio securities during the most recent 12-month period ended June 30, while the Fund’s website will give information about the votes in real time, or as soon as possible after a vote has been cast.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of the date of this SAI, there were no outstanding shares of the Fund.

STANDING AUDIT COMMITTEE

The Audit Committee currently consists of Donald J. Boteler, Alecia A. DeCoudreaux, Eric P. Rakowski and Roy Swan, Jr. The responsibilities of the Audit Committee are to assist the Boards of Trustees in overseeing the Trusts’ Auditor, accounting policies and procedures, and other areas relating to the Trusts’ auditing processes. The function of the Audit Committee and the Boards of Trustees is oversight. It is management’s responsibility to maintain appropriate systems for accounting and internal control, and it is the registered independent public accounting firm’s responsibility to plan and carry out a proper audit. The Auditor is responsible to the Boards of Trustees and the Audit Committee. Because the Fund has not yet commenced operations, the Audit Committee has not met with respect to the Fund.

In overseeing the Auditor, the Audit Committee: (1) reviews the Auditor’s independence from the Funds and management, and from the Adviser; (2) reviews periodically the level of fees approved for payment to the Auditor and the pre-approved non-audit services it has provided to the Funds to ensure their compatibility with the Auditor’s independence; (3) reviews the Auditor’s performance, qualifications and quality control procedures; (4) reviews the scope of and overall plans for the annual audit; (5) reviews the Auditor’s performance, qualifications and quality control procedures; (6) consults with management and the Auditors with respect to the Funds’ processes for risk assessment and risk management; (7) reviews with management the scope and effectiveness of the Funds’ disclosure controls and procedures, including for purposes of evaluating the accuracy and fair presentation of the company’s financial statements in connection with certifications made by the CEO and CFO; and (8) reviews significant legal developments and the Funds’ processes for monitoring compliance with law and compliance policies.

In determining each year whether to reappoint the Auditors as the Funds’ independent registered public accounting firm, the Audit Committee takes into consideration a number of factors, including, for example, the following: (1) the length of time the Auditor has been engaged by the Funds as the independent registered public accounting firm; (2) the Auditor’s historical and recent performance on the audit; (3) an assessment of the professional qualifications and past performance of the lead audit partner and the Auditor; (4) the quality of the audit Committee’s ongoing discussions with the Auditor; (5) an analysis of the Auditor’s known legal risks and significant proceedings; and (6) external data relating to audit quality and performance, including recent Public Company Accounting Oversight Board (“PCAOB”) reports on the Auditor and its peer firms. Based on the audit committee’s evaluation, the Audit Committee then determines whether it believes that the Auditor is independent and that it is in the best interests of the Funds and their shareholders to retain the Auditor to serve as the independent registered public accounting firm.

THE ADVISER

Parnassus Investments, LLC (the “Adviser”) acts as the Fund’s investment adviser. Under its Investment Advisory Agreement (“Agreement”) with the Fund, the Adviser acts as investment adviser for the Fund and, subject to the supervision of the Boards of Trustees, directs the investments of the Fund in accordance with its investment objective, policies and limitations. The Adviser also provides the Fund with all necessary office facilities and personnel for servicing the Fund’s investments, and pays the salaries and fees of all Officers and all Trustees of the Trusts who are “interested persons” under the 1940 Act. The Adviser also provides the management and administrative services necessary for the operation of the Fund, including supervising relations with the custodian, transfer agent, Auditor and attorneys. The Adviser also prepares all shareholder communications, maintains the Fund’s records, registers the Fund’s shares under state and federal laws and does the staff work for the Boards of Trustees.

The Agreement provides that the Adviser shall not be liable to the Fund for any loss to the Fund except by reason of the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

Affiliated Managers Group, Inc., an investment holding company with stakes in a diverse group of boutique investment firms, holds a majority interest in Parnassus Investments, LLC. The remaining interest is held by a broad group of Parnassus Investments professionals. Parnassus Investments is governed by its senior employees and conducts its business independently.

The Fund pays the Adviser a fee for services performed at the annual rate of 0.75% of the first $30 million in assets; 0.70% of the next $70 million; 0.65% of the next $400 million; 0.60% of the next $9.5 billion; and 0.55% of the amount above $10 billion.

The computation of advisory fees is based on the average daily net assets for each class of shares in the Fund independently.

Parnassus Investments has contractually agreed to reduce its investment advisory fee to the extent necessary to limit total operating expenses for the Fund, as stated below (as a percentage of net assets):

Investor Shares	Institutional Shares
0.84%	0.63%

This agreement will not be terminated prior to May 1, 2024, and may be continued indefinitely by the Adviser on a year-to-year basis.

A discussion regarding the basis for the Boards of Trustees approving the investment advisory agreement for the Fund with Parnassus Investments will be available in the Fund’s first annual or semiannual report to shareholders.

In addition to the fee payable to the Adviser, the Fund is responsible for its operating expenses, including: (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Trustees other than those affiliated with the Adviser; (v) legal and audit expenses; (vi) fees and expenses related to the preparation of tax returns for the Fund; (vii) fees and expenses of the Fund’s custodian, transfer agent and accounting services agent; (viii) expenses incident to the issuance of their shares, including issuance on the payment of or reinvestment of dividends; (ix) fees and expenses incident to the registration under federal or state securities laws of the Fund or its shares; (x) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Fund; (xi) all other expenses incidental to holding meetings of the Fund’s shareholders; (xii) security pricing services of third-party vendors; (xiii) the cost of providing the record of proxy votes on the website; (xiv) dues or assessments of or contributions to the Investment Company Institute, the Social Investment Forum or any successor; and (xv) such nonrecurring expenses as may arise, including litigation affecting the Fund and the legal obligations for which the Fund may have to indemnify its Officers and Trustees with respect thereto. In allocating brokerage transactions, the Agreement states that the Adviser may consider research provided by brokerage firms.

Parnassus Investments serves as the fund accounting and fund administration agent for the Fund, pursuant to that certain Amended and Restated Agreement for Fund Accounting and Fund Administration Services. Brown Brothers Harriman serves as sub-administrator and is responsible for fund accounting duties pursuant to that certain Administrative Agency Agreement with Parnassus Investments. In this capacity, Brown Brothers Harriman handles all fund accounting services, including calculating the daily net asset values and is paid a fee for these services by Parnassus Investments.

PORTFOLIO TRANSACTIONS

In connection with the Adviser’s duties to arrange for the purchase and the sale of securities held in the portfolio of the Fund by placing purchase and sale orders for the Fund, the Adviser shall select such brokers as shall, in the Adviser’s judgment, implement the policy of the Fund to achieve “best execution,” i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Adviser is authorized in the Agreement to consider the reliability, integrity and financial condition of the broker. The Adviser is also authorized to consider whether the broker provides brokerage and/or research services to the Fund and/or other accounts of the Adviser. The Agreement states that the commissions paid to such brokers may be higher than another broker would have charged if a good faith determination is made by the Adviser that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities as to the accounts as to which it exercises investment discretion. The Adviser shall use its judgment in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided and need not place nor attempt to place specific dollar value on such services nor on the portion of commission rates reflecting such services. The Fund recognizes in the Agreement that, on any particular transaction, a higher than usual commission may be paid due to the difficulty of the transaction in question.

The research services discussed above may be provided in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic or institutional areas and information assisting the Fund in the valuation of its investments. The research that the Adviser receives for the Fund’s brokerage commissions, whether or not useful to the Fund, may be useful to the Adviser in managing the accounts of the Adviser’s other advisory clients. Similarly, the research received for the commissions of such other accounts may be useful to the Fund. To the extent that electronic or other products provided by brokers are used by the Adviser for non-research purposes, the Adviser will use its best judgment to make a reasonable allocation of the cost of the product attributable to non-research use.

Research services provided through brokerage will be those providing information and analyses that assist the portfolio manager in making investment decisions. Brokerage services are used to facilitate trade execution. Examples of such research services include FactSet investment analytics tools, Bloomberg information and research, MSCI social research, publications containing investment information and recommendations and individual reports written about specific companies. The Fund also utilizes a trade order management system to facilitate trade execution.

The Adviser also participates in “commission sharing arrangements” to receive eligible research and brokerage products and services. In commission sharing arrangements, the Adviser may effect transactions, subject to best execution, through a broker and request that the broker allocate a portion of the commission or commission credits to a segregated “research pool(s)” maintained by the broker. The Adviser may then direct such broker to pay for various products and services that are eligible under the safe harbor of Section 28(e). Participating in commission sharing arrangements may enable the Adviser to (1) strengthen its key brokerage relationships; (2) consolidate payments for research and brokerage products and services; and (3) continue to receive a variety of high-quality research and brokerage products and services while facilitating best execution in the trading process.

In the over-the-counter market, securities may trade on a “net” basis, with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Money-market instruments usually trade on a “net” basis as well. On occasion, certain money-market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. In underwritten offerings, securities are purchased at a fixed price that includes compensation to the underwriter, generally referred to as the underwriter’s concession or discount.

Because the Fund has not yet commenced operations, it has not paid any brokerage commissions or payments in conjunction with brokerage and research services.

Parnassus Investments has clients other than the Parnassus Funds that have objectives similar to the Funds which may result in simultaneous buying or selling of securities along with the Funds. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. Parnassus Investments does not favor one client over another in making recommendations or placing orders.Orders for different clients may be aggregated subject to the aggregation being in the best interests of all participating clients. In cases where the aggregate order is executed in a series of transactions at various prices on a given day, each participating client’s proportionate share of such order reflects the average price paid or received with respect to the total order. Also, should only a partial order be filled, each client would ordinarily receive a pro rata share of the total order.

DISTRIBUTOR AND DISTRIBUTION AGREEMENT

The Trust has entered into a distribution agreement (the “Distribution Agreement”) with the Distributor, a wholly owned subsidiary of ACA Foreside a division of ACA Group (“ACA Foreside”), with principal offices at Three Canal Plaza, Suite 100, Portland, Maine 04101, which acts as the distributor of the Fund in connection with the continuous offering of the Fund’s shares. The Distributor distributes shares of the Fund on a best efforts basis and is not obligated to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust. The Distributor is not affiliated in any way with the Parnassus Funds or the Adviser.

Under a License Agreement (the “License Agreement”) with ACA Foreside, Parnassus Investments agrees that the name “Parnassus Funds” may be used by ACA Foreside and its subsidiary, Parnassus Funds Distributor, LLC, in connection with providing services to the Trust on a royalty-free basis. Parnassus Investments has reserved to itself the right to grant the non-exclusive right to use the name “Parnassus Funds” to any other person. The License Agreement provides that at such time as the License Agreement is no longer in effect, ACA Foreside and Distributor will cease using the name “Parnassus.”

SHAREHOLDER SERVICING PLAN

Pursuant to a Shareholder Servicing Plan and Agreement (the “Servicing Plan”) with the Fund, Parnassus Investments may arrange for third parties to provide certain services, including account maintenance, record keeping and other personal services to their clients who invest in the Fund. These third parties may include broker/dealers, banks, third-party administrators, registered investment advisors or other financial institutions. For these third-party services, the Fund may pay service providers an aggregate service fee at a rate not to exceed 0.25% per annum of the Fund’s average daily net assets. However, the Institutional Shares are not subject to any service fees, pursuant to the Servicing Plan. Parnassus Investments may elect to pay service providers and other third parties an additional amount from its own funds to cover additional servicing fees and other arrangements, which may promote the sale of Fund shares (the making of such payments could create a conflict of interest for financial intermediaries receiving such payments). To the extent any of the shareholder services are provided by Parnassus Investments, Parnassus Investments does not receive any additional compensation outside of what it receives for acting as fund accounting and fund administration agent under the Agreement for Fund Accounting and Fund Administration Services.

ADDITIONAL MARKETING AND SUPPORT PAYMENTS

The Fund may pay fees to financial intermediaries, such as brokers or third-party administrators, for non-distribution related sub-transfer agency, administrative, sub-accounting, and other shareholder services. Fees paid pursuant to such agreements are generally based on either (i) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary or (ii) the number of accounts held by Fund shareholders that are serviced by a financial intermediary. Any fees paid pursuant to such agreements may be in addition to, rather than in lieu of, fees the Fund may pay to financial intermediaries.

The Adviser also may pay certain financial intermediaries for certain activities related to the Fund. These payments are separate from any fees the Fund pays to those financial intermediaries. Any payments made by the Adviser are made from its own assets and not from the assets of the Fund. These payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, the Fund. The Adviser may pay for financial intermediaries to participate in marketing activities and presentations, educational training programs, activities designed to make registered representatives, other professionals, and individual investors more knowledgeable about the Funds, or activities relating to the support of technology platforms and reporting systems.

The Adviser may also make payments to financial intermediaries for certain printing, publishing, and mailing costs associated with the Fund. Additionally, the Adviser may make payments to financial intermediaries that make shares of the Fund available to their clients or for otherwise promoting the Fund. Payments of this type are sometimes referred to as revenue-sharing payments.

Payments to a financial intermediary may be significant to that financial intermediary, and amounts that financial intermediaries pay to an investor’s salesperson or other investment professional may also be significant for the investor’s salesperson or other investment professional. Because a financial intermediary may make decisions about which investment options it will recommend or make available to its clients and what services to provide for various products based on payments it receives or is eligible to receive, these payments create conflicts of interest between the financial intermediary and its clients, and these financial incentives may cause the financial intermediary to recommend the Fund over other investments. The same conflict of interest exists with respect to an investor’s salesperson or other investment professional if such individual receives similar payments from a financial intermediary.

The assets purchased by shareholders through financial intermediaries to which the Adviser makes payments are not as profitable to the Adviser as those purchased in direct shareholder accounts. A significant majority of shareholders invest in the Fund through such financial intermediaries.

PORTFOLIO MANAGERS

The sole investment adviser to the Fund is Parnassus Investments. The portfolio managers to the Fund may have responsibility for the day-to-day management of accounts other than the Fund. Information regarding these other accounts is set forth below. The number of accounts managed by each portfolio manager is shown as of September 30, 2022. As of the date of this SAI, no portfolio manager owns shares of the Fund as there are no shares of the Fund outstanding.

None of the other accounts identified below have advisory fees that are performance based. Some of the portfolio managers may from time to time manage portfolios used in model portfolio arrangements offered by various sponsors. In connection with these model portfolios, such portfolio managers provide investment recommendations in the form of model portfolios to a third party, who is responsible for executing trades for participating client accounts.

Number of Other Accounts Managed and Total Assets by Account Type

Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Andrew S. Choi*	1		16
	$0	None	$5,293,078,384
Shivani Vohra	0
	$0	None

*	Andrew S. Choi co-manages 17 other accounts.

The Adviser typically assigns accounts with similar investment strategies to its portfolio managers to mitigate the potentially conflicting investment strategies of accounts. Other than potential conflicts between investment strategies, the side-by-side management of mutual funds and other accounts may raise potential conflicts of interest due to the interest held by the Adviser or one of its affiliates in an account and certain trading practices used by the portfolio managers (for example, cross trades between a mutual fund and another account and allocation of aggregated trades). The Adviser has developed policies and procedures reasonably designed to mitigate those conflicts. In particular, the Adviser has adopted policies limiting the ability of portfolio managers to cross securities between mutual funds and policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

The portfolio managers are compensated in various forms. The following table outlines the forms of compensation paid to each portfolio manager as of September 30, 2022.

Name of Portfolio Managers	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)
Andrew S. Choi	Salary	Parnassus Investments	The management committee of Parnassus Investments determines Andrew S. Choi’s salary on an annual basis, and it is a fixed amount throughout the year. It is not based on the performance of the Fund or on the value of the assets held in the Fund’s portfolios.

	Performance Bonus	Parnassus Investments	As part of Andrew S. Choi’s compensation, he may receive a bonus based on the pre-tax performance of the Parnassus Growth Equity Fund over multiple years versus the Russell 1000 Growth Index.

Shivani Vohra	Salary	Parnassus Investments	The management committee of Parnassus Investments determines Shivani Vohra’s salary on an annual basis, and it is a fixed amount throughout the year. It is not based on the performance of the Fund or on the value of the assets held in the Fund’s portfolios.

	Performance Bonus	Parnassus Investments	As part of Shivani Vohra’s compensation, she may receive a bonus based on the pre-tax performance of the Parnassus Growth Equity Fund over multiple years versus the Russell 1000 Growth Index.

NET ASSET VALUE

The net asset values of the Fund’s shares are computed once each day as of the close of trading on the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern Time, on each day that the NYSE is open for trading and on any other day that there is a sufficient degree of trading in investments held by the Funds to affect their net asset values. The NYSE is generally closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. The NYSE also may be closed on national days of mourning or due to natural disasters or other extraordinary events or emergencies. In the event the NYSE closes early on a particular day, the net asset value of the Fund will normally be determined as of the close of the NYSE on such day.

In determining the net asset values of the Fund’s shares, the Trustees have adopted a set of policies and procedures to value the securities held in the Fund’s portfolio. Short-term securities are generally money-market instruments and are valued at amortized cost, which approximates market value. A market-value adjustment is applied to certain short-term securities to reflect penalties for early withdrawal. Equity securities that are listed or traded on a national securities exchange are stated at market value based on recorded closing sales on the exchange or on the Nasdaq’s National Market System official closing price. In the absence of a recorded sale, and for over-the-counter securities, equity securities are stated at the mean between the last recorded bid and asked prices (unless the spread between the bid and ask is so large that the Adviser believes using the mean would overstate the value of the security, in which case the security will be “fair valued” as described below). Long-term, fixed income securities are valued each business day using prices based on procedures established by independent pricing services and approved by the Trustees. Fixed income securities with an active market are valued at the “bid” price where such quotes are readily available from brokers and dealers and are representative of the actual market for such securities. Other fixed income securities experiencing a less active market are valued by the pricing services based on methods that include consideration of trading in securities of comparable yield, quality, coupon, maturity and type, as well as indications as to values from dealers and other market data without exclusive reliance upon quoted prices or over-the-counter prices, since such valuations are believed to reflect more accurately the value of such securities.

Equity and fixed income securities for which market quotations are not readily available are priced at their fair value, in accordance with procedures established and overseen by the Trustees. In determining fair value, the Trustees may consider a variety of information including, but not limited to, the following: price based upon a multiple of earnings or sales, a discount from the market value of a similar security, fundamental analytical data, and an evaluation of market conditions. Types of securities that the Funds may hold for which fair-value pricing might be required include, but are not limited to: (a) illiquid securities, including “restricted” securities and private placements for which there is no public market; (b) securities of an issuer that has entered into a restructuring; and (c) securities whose trading has been halted or suspended. The fair value of a security is the amount the Funds might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price, and the Funds may not be able to sell a security at the fair value determined, as valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations.

Fair valuing of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ value as determined in the judgment of the Board or its designee instead of being determined by the market.

REDEMPTION OF SHARES

The Fund expects to use a variety of resources to honor requests to redeem shares of the Fund, including available cash; short-term investments; interest, dividend income and other monies earned on portfolio investments; the proceeds from the sale or maturity of portfolio holdings; and various other techniques.

Subject to the Fund’s compliance with applicable regulations and their policies and procedures, the Fund has reserved the right to pay the redemption prices of shares redeemed, either totally or partially, by a distribution in-kind of securities (instead of cash) from the Fund’s portfolio. The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV for the shares redeemed. If the Fund makes an in-kind distribution, the Fund may do so in the form of pro-rata slices of the Fund’s portfolio, individual securities or a representative basket of securities; provided that the Fund will not distribute depository receipts representing foreign securities. It is not expected that the Fund would make in-kind distributions except in unusual circumstances.

If a holder of Fund shares receives a distribution in-kind, the holder of Fund shares would incur brokerage charges when subsequently converting the securities to cash. For federal income tax purposes, redemption in-kind are taxed in the same manner as redemptions made in cash. In addition, sales of in-kind securities may generate taxable gains.

A shareholder’s right to redeem shares of the Fund will be suspended and the right to payment postponed for more than seven days for any period during which the NYSE is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the NYSE is restricted pursuant to rules and regulations of the SEC, (b) the SEC has by order permitted such suspension, or (c) such emergency, as defined by rules and regulations of the SEC, exists as a result of which it is not reasonably practicable for the Fund to dispose of its securities or fairly to determine the value of its net assets.

ABANDONED PROPERTY

It is the responsibility of a shareholder to ensure that the shareholder maintains a correct address for the shareholder’s account(s), as a shareholder’s account(s) may be transferred to the shareholder’s state of residence if no activity occurs within the shareholder’s account during the “inactivity period” specified in the applicable state’s abandoned property laws. Specifically, an incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Fund. Upon receiving returned mail, the Fund will attempt to locate the shareholder or rightful owner of the account. If the Fund is unable to locate the shareholder, then it will determine whether the shareholder’s account has legally been abandoned. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Interest or income is not earned on redemption or distribution checks sent to you during the time the check remained uncashed.

Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the shareholder’s account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder’s location and confirms that the shareholder has not abandoned his or her property. If a shareholder designates a representative to receive escheatment notifications, any escheatment notices will be delivered both to the shareholder and the designated representative. A completed designation form may be mailed to the Fund (if shares are held directly with the Fund) or to the shareholder’s financial intermediary (if shares are not held directly with the Fund).

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

IN VIEW OF THE COMPLEXITIES OF U.S. FEDERAL AND OTHER INCOME TAX LAWS APPLICABLE TO REGULATED INVESTMENT COMPANIES, A PROSPECTIVE SHAREHOLDER IS URGED TO CONSULT WITH AND RELY SOLELY UPON ITS TAX ADVISORS TO UNDERSTAND FULLY THE U.S. FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO THAT INVESTOR OF SUCH AN INVESTMENT BASED ON THAT INVESTOR’S PARTICULAR FACTS AND CIRCUMSTANCES. THIS SUMMARY IS NOT INTENDED TO BE, AND SHOULD NOT BE CONSTRUED AS, LEGAL OR TAX ADVICE TO ANY PROSPECTIVE SHAREHOLDER.

The following information supplements and should be read in conjunction with the section in each prospectus entitled “Distributions and Taxes.” Each prospectus generally describes the U.S. federal income tax treatment of distributions by the Fund. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury regulations, judicial authority and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. Except as specifically set forth below, the following discussion does not address any state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon the shareholder’s particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. A shareholder may also be subject to special rules not discussed below if they are a certain kind of shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or political subdivision thereof; a shareholder who holds Fund shares as part of a hedge, straddle or conversion transaction; a shareholder who does not hold Fund shares as a capital asset; or an entity taxable as a partnership for U.S. federal income tax purposes and investors in such an entity.

The Trusts have not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in each prospectus applicable to each shareholder address only some of the U.S. federal income tax considerations generally affecting investments in the Fund. Prospective shareholders are urged to consult their own tax advisers and financial planners regarding the U.S. federal tax consequences of an investment in the Fund, the application of state, local or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Fund.

Qualification as a Regulated Investment Company

It is intended that the Fund qualify for treatment as a regulated investment company (a “RIC”) under Subchapter M of Subtitle A, Chapter 1 of the Code. The Fund will be treated as a separate entity for U.S. federal income tax purposes. Thus, the provisions of the Code applicable to RICs generally will apply separately to the Fund even though the Fund is a series of the Trust. Furthermore, the Fund will separately determine its income, gains, losses and expenses for U.S. federal income tax purposes.

In order to qualify as a RIC under the Code, the Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined in the Code. Future U.S. Treasury regulations may (possibly retroactively) exclude from qualifying income foreign currency gains that are not directly related to the Fund’s principal business of investing in stock, securities or options and futures with respect to stock or securities. In general, for purposes of this 90% gross income requirement, income derived from a partnership, except a qualified publicly traded partnership, will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized by the RIC.

In general, gold and other precious metals do not constitute qualifying assets, and gain derived from the sale of gold or other precious metals does not constitute qualifying income. To reduce the risk that the Fund’s investments in gold, silver, platinum and palladium bullion, whether held directly or indirectly, may result in the Fund’s failure to satisfy the requirements of Subchapter M, the Adviser will endeavor to manage the Fund’s portfolio so that (i) less than 10% of the Fund’s gross income each year will be derived from its investments in gold, silver, platinum and palladium bullion, and (ii) less than 50% of the value of the Fund’s assets, at the end of each quarter, will be invested in gold, silver, platinum and palladium bullion or other non-qualifying assets.

The Fund must also diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (i) at least 50% of the fair market value of its gross assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund’s total assets and do not exceed 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and that are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting the diversification requirement of clause (i)(B), the term “outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership. The qualifying income and diversification requirements applicable to the Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

If the Fund fails to satisfy any of the qualifying income or diversification requirements in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirement. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the applicable relief provisions are not available or cannot be met, the Fund will be taxed in the same manner as an ordinary corporation, described below.

In addition, with respect to each taxable year, the Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income earned for the taxable year. If the Fund meets all of the RIC qualification requirements, it generally will not be subject to U.S. federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, the Fund generally must make the distributions in the same year that it realizes the income and gain, although in certain circumstances, the Fund may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from the Fund in the year they are actually distributed. However, if the Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution on December 31 of the first year. The Fund intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate fund-level U.S. federal income taxation of such income and gain. However, no assurance can be given that the Fund will not be subject to U.S. federal income taxation.

Moreover, the Fund may retain for investment all or a portion of their net capital gain. If the Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may report the retained amount as undistributed capital gain in a written statement furnished to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance that it will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

If, for any taxable year, the Fund fails to qualify as a RIC and is not eligible for relief as described above, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund’s current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gain) to its shareholders will be taxable as dividend income. To re-qualify to be taxed as a RIC in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund initially qualifies as a RIC but subsequently fails to qualify as a RIC for a period greater than two taxable years, the Fund generally would be required to recognize and pay tax on any net unrealized gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to tax on such unrealized gain recognized for a period of ten years, in order to re-qualify as a RIC in a subsequent year.

Equalization Accounting

The Fund may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits,” which generally equals the Fund’s undistributed investment company taxable income and net capital gain, with certain adjustments, to redemption proceeds. This method permits the Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect the Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the particular equalization methods that may be used by the Fund, and thus the Fund’s use of these methods may be subject to IRS scrutiny.

Capital Loss Carry-Forwards

For net capital losses realized in taxable years beginning before January 1, 2011, the Fund is permitted to carry forward a net capital loss to offset its capital gain, if any, realized during the eight years following the year of the loss, and such capital loss carry-forward is treated as a short term capital loss in the year to which it is carried. For net capital losses realized in taxable years beginning on or after January 1, 2011, the Fund is permitted to carry forward a net capital loss to offset its capital gain indefinitely. For capital losses realized in taxable years beginning after January 1, 2011, the Fund is permitted to carry forward a net capital loss to offset its capital gain indefinitely. The excess of the Fund’s net short-term capital loss over its net long-term capital gain is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess of the Fund’s net long-term capital loss over its net short-term capital gain is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. If future capital gain is offset by carried-forward capital losses, such future capital gain is not subject to fund-level U.S. federal income tax, regardless of whether it is distributed to shareholders. Accordingly, the Fund does not expect to distribute any such offsetting capital gain. The Fund cannot carry back or carry forward any net operating losses.

If the Fund engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carry-forwards (if any), its unrealized losses (if any), and any such losses of other funds participating in the reorganization may be subject to severe limitations that could make such losses, in particular losses realized in taxable years beginning before January 1, 2011, substantially unusable. The Fund may engage in reorganizations in the future.

Excise Tax

If the Fund fails to distribute by December 31 of each calendar year at least the sum of 98% of its ordinary income for that year (excluding capital gains and losses), 98.2% of its capital gain net income (adjusted for certain net ordinary losses) for the 12-month period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that was not distributed during such years, the Fund will be subject to a nondeductible 4% U.S. federal excise tax on the undistributed amounts (other than to the extent of its tax-exempt interest income, if any). For these purposes, the Fund will be treated as having distributed any amount on which it is subject to corporate-level U.S. federal income tax for the taxable year ending within the calendar year. The Fund generally intends to actually, or be deemed to, distribute substantially all of its ordinary income and capital gain net income, if any, by the end of each calendar year and thus expects not to be subject to the excise tax. However, no assurance can be given that the Fund will not be subject to the excise tax. Moreover, the Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid by the Fund is determined to be de minimis).

Taxation of Investments

In general, realized gains or losses on the sale of securities held by the Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

If the Fund purchases a debt obligation with original issue discount (“OID”) (generally, a debt obligation with a purchase price at original issuance less than its principal amount, such as a zero-coupon bond), which generally includes “payment-in-kind” or “PIK” bonds, the Fund generally is required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund may not receive cash payments attributable to the OID until a later date, potentially until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate discount obligations may be treated as a dividend for U.S. federal income tax purposes. Similarly, if the Fund purchases a debt obligation with market discount (generally a debt obligation with a purchase price after original issuance less than its principal amount reduced by any OID), the Fund generally is required to annually include in its taxable income a portion of the market discount as ordinary income, even though the Fund may not receive cash payments attributable to the market discount until a later date, potentially until maturity or disposition of the obligation. The Fund generally will be required to make distributions to shareholders representing the OID or market discount income on debt obligations that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from sales proceeds of securities held by the Fund which the Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.

If the Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

If an option granted by the Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by the Fund in the sale, exchange, exercise or other disposition of an option may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by the Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by the Fund pursuant to the exercise of a put option granted by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts and non-equity, listed options used by the Fund will be deemed “Section 1256 contracts.” The Fund will be required to “mark-to-market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss (as described below). These provisions may require the Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the “60%/40%” rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts and non-equity options.

Foreign currency gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt obligations, certain options, futures contracts, forward contracts and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. Under future U.S. Treasury regulations, any such transactions that are not directly related to the Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign currency loss exceeds the Fund’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

Offsetting positions held by the Fund involving certain derivative instruments, such as financial forward, futures, and options contracts, may be considered, for U.S. federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256 of the Code, described above. If the Fund is treated as entering into a “straddle” and at least one (but not all) of the Fund’s positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, then such straddle could be characterized as a “mixed straddle.” The Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to the Fund may differ. Generally, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute qualified dividend income (defined below) to fail to satisfy the applicable holding period requirements (described below) and therefore to be taxed as ordinary income. Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where the Fund had not engaged in such transactions.

If the Fund enters into the “constructive sale” of any appreciated financial position in stock, a partnership interest or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when the Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future U.S. Treasury regulations. The character of the gain from constructive sales will depend upon the Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon the Fund’s holding period in the position and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain the Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain the Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

In addition, the Fund’s transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts, and swap agreements) may be subject to other special tax rules, such as the wash sale rules or the short sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments to the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.

Rules governing the U.S. federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of the Fund as a RIC might be jeopardized. Certain requirements that must be met under the Code in order for the Fund to qualify as a RIC may limit the extent to which the Fund will be able to engage in derivatives transactions.

The Fund may invest in real estate investment trusts (“REITs”). Investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings if the Fund distributes these amounts, and these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends-received deduction. Under recent legislation, certain income distributed by pass-through entities is allowed up to a 20% deduction; however, it is unclear at this time whether a RIC (such as the Fund) can pass on such deduction on REIT distributions to shareholders. Individuals must satisfy holding period and other requirements in order to be eligible for this deduction. Without further legislation, the deduction would sunset after 2025. Shareholders should consult their own tax professionals concerning their eligibility for this deduction.

The Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) or in other interests that may be treated as taxable mortgage pools (“TMPs”) for U.S. federal income tax purposes. Under IRS guidance, the Fund must allocate “excess inclusion income” received directly or indirectly from REMIC residual interests or TMPs to its shareholders in proportion to dividends paid to such shareholders, with the same consequences as if the shareholders had invested in the REMIC residual interests or TMPs directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) constitutes unrelated business taxable income to Keogh, 401(k) and qualified pension plans, as well as individual retirement accounts and certain other tax-exempt entities, thereby potentially requiring such an entity, that otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, does not qualify for any reduction, by treaty or otherwise, in the 30% U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in the Fund, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal corporate income tax rate. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Fund may or may not make such an election.

“Passive foreign investment companies” (“PFICs”) are generally defined as foreign corporations with respect to which at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or at least 50% of their assets on average produce, or are held for the production of, such passive income. If the Fund acquires any equity interest in a PFIC, the Fund could be subject to U.S. federal income tax and interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions may have been classified as capital gain.

The Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Fund may attempt to limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments but there can be no assurance that they will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, the Fund may incur the tax and interest charges described above in some instances. Dividends paid by the Fund attributable to income and gains derived from PFICs will not be eligible to be treated as qualified dividend income.

If the Fund owns 10% or more of either the voting power or value of the stock of a “controlled foreign corporation” (a “CFC”), such corporation will not be treated as a PFIC with respect to the Fund. In general, the Fund may be required to recognize dividends from a CFC before actually receiving any dividends. There may also be a tax imposed on a U.S. shareholder’s aggregate net CFC income that is treated as global intangible low-taxed income. As a result of the foregoing, the Fund may be required to recognize income sooner than it otherwise would.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Fund may involve complex tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Fund seeks to avoid significant non-cash income, such non-cash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Fund could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

Notwithstanding the foregoing, under recently enacted tax legislation, accrual method taxpayers are required to recognize gross income under the “all events test” no later than when such income is recognized as revenue in an applicable financial statement (e.g., an audited financial statement that is used for reporting to partners). This new rule may require the Fund to recognize income earlier than as described above.

Taxation of Distributions

Distributions paid out of the Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and other distributions on the Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares acquired at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. For U.S. federal income tax purposes, the Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of the Fund’s current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in the shareholder’s Fund shares and then as capital gain. The Fund may, from time to time, make distributions in excess of its earnings and profits.

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Distributions properly reported in writing by the Fund as capital gain dividends will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s net capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income. The Fund will report capital gain dividends, if any, in a written statement furnished to its shareholders after the close of the Fund’s taxable year.

Fluctuations in foreign currency exchange rates may result in foreign exchange gain or loss on transactions in foreign currencies, foreign currency-denominated debt obligations, and certain foreign currency options, futures contracts and forward contracts. Such gains or losses are generally characterized as ordinary income or loss for tax purposes. The Fund must make certain distributions in order to qualify as a RIC, and the timing of and character of transactions such as foreign currency-related gains and losses may result in the Fund paying a distribution treated as a return of capital. Such distribution is nontaxable to the extent of the recipient’s basis in its shares.

Some states will not tax distributions made to individual shareholders that are attributable to the interest the Fund earned on direct obligations of the U.S. government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities generally do not qualify for state tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares

If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges the shareholder’s Fund shares, subject to the discussion below, the shareholder generally will recognize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and the shareholder’s tax basis in the shares. This gain or loss will be long-term capital gain or loss if the shareholder has held such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise.

If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, before January 31 of the calendar year following the calendar year of the sale or exchange, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different RIC, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder recognizes a loss on a disposition of Fund shares, the loss will be disallowed under the “wash sale” rules to the extent the shareholder purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

If a shareholder receives a capital gain dividend with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain dividend. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then U.S. Treasury regulations may permit an exception to this six-month rule. No such regulations have been issued as of the date of this SAI.

U.S. Federal Income Tax Rates

Noncorporate Fund shareholders (i.e., individuals, trusts and estates) are taxed at a maximum rate of 37% on ordinary income and 20% on net capital gain.

In general, “qualified dividend income” realized by noncorporate Fund shareholders is taxable at the same rate as net capital gain. Generally, qualified dividend income is dividend income attributable to certain U.S. and foreign corporations, as long as certain holding period requirements are met. In general, if less than 95% of the Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that are attributable to qualified dividend income and reported in writing as such in a timely manner will be so treated in the hands of individual shareholders. Payments received by the Fund from securities lending, repurchase, and other derivative transactions ordinarily will not qualify. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisers and financial planners.

The maximum stated corporate U.S. federal income tax rate applicable to ordinary income and net capital gain is 21%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Distributions from the Fund may qualify for the “dividends-received deduction” applicable to corporate shareholders with respect to certain dividends. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

In addition, a noncorporate Fund shareholder generally will be subject to an additional 3.8% tax on its “net investment income,” which ordinarily includes taxable distributions received from the corresponding Fund and taxable gains on the disposition of Fund shares if the shareholder meets a taxable income test.

Under the Foreign Account Tax Compliance Act, or “FATCA,” U.S. federal income tax withholding at a 30% rate will be imposed on dividends in respect of Fund shares received by Fund shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. The Fund will not pay any additional amounts in respect to any amounts withheld.

Backup Withholding

The Fund is generally required to withhold and remit to the U.S. Treasury, subject to certain exemptions (such as for certain corporate or foreign shareholders), an amount equal to 24% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to the Fund shareholder if (i) the shareholder fails to furnish the Fund with a correct “taxpayer identification number” (“TIN”), (ii) the shareholder fails to certify under penalties of perjury that the TIN provided is correct, (iii) the shareholder fails to make certain other certifications, or (iv) the IRS notifies the Fund that the shareholder’s TIN is incorrect or that the shareholder is otherwise subject to backup withholding. Backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts withheld as a credit against the shareholder’s U.S. federal income tax liability and may obtain a refund of any excess amounts withheld, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. A shareholder may generally avoid backup withholding by furnishing a properly completed IRS Form W-9. State backup withholding may also be required to be withheld by the Fund under certain circumstances.

Tax-Deferred Plans

Shares of the Fund may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

A 1.4% excise tax is imposed on the net investment income of certain private colleges and universities. This tax would only apply to private institutions with endowment valued at $500,000 per full-time student or more, subject to other limitations. Tax-exempt shareholders should contact their tax advisers and financial planners regarding the tax consequences to them of an investment in the Fund.

Any investment in residual interests of a collateralized mortgage obligation that has elected to be treated as a REMIC can create complex U.S. federal income tax consequences, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

Special tax consequences apply to charitable remainder trusts (“CRTs”) (as defined in Section 664 of the Code) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. CRTs are urged to consult their own tax advisers and financial planners concerning these special tax consequences.

Tax Shelter Reporting Regulations

Generally, under U.S. Treasury regulations, if an individual shareholder recognizes a loss of $2 million or more, or if a corporate shareholder recognizes a loss of $10 million or more, with respect to Fund shares, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of securities are in many cases exempt from this reporting requirement, but under current guidance, shareholders of a RIC are not exempt. Future guidance may extend the current exemption from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Cost Basis Reporting

In general, the Fund must report “cost basis” information to its shareholders and the IRS for redemptions of “covered shares.” Fund shares purchased on or after January 1, 2012 are generally treated as covered shares. By contrast, Fund shares purchased before January 1, 2012 or shares without complete cost basis information are generally treated as noncovered shares. Fund shareholders should consult their tax advisors to obtain more information about how these cost basis rules apply to them and determine which cost basis method allowed by the IRS is best for them.

Recently Enacted Tax Legislation

The full effects of recently enacted tax legislation are not certain and may cause the Fund and its shareholders to be taxed in a manner different than as described above. Prospective shareholders also should recognize that the present U.S. federal income tax treatment of the Fund and their shareholders may be modified by legislative, judicial or administrative actions at any time, which may be retroactive in effect. The rules dealing with U.S. federal income taxation are constantly under review by Congress, the IRS and the Treasury Department, and statutory changes as well as promulgation of new regulations, revisions to existing statutes, and revised interpretations of established concepts occur frequently. You should consult your advisors concerning the status of legislative proposals that may pertain to holding Fund shares.

The foregoing summary should not be considered to describe fully the income and other tax consequences of an investment in the Fund. Fund investors are strongly urged to consult with their tax advisors, with specific reference to their own situations, with respect to the potential tax consequences of an investment in the Fund.

GENERAL

The Parnassus Funds trust is an open-end management investment company that was organized as a Massachusetts business trust on April 4, 1984. The Parnassus Income Funds trust is an open-end management investment company that was organized as a Massachusetts business trust on August 8, 1990.

Each Declaration of Trust permits the applicable Trust to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares to a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund. Each share represents an interest in the Fund proportionately equal to the interest of another individual share. Certificates representing shares will not be issued. Instead, each shareholder will receive a quarterly statement, as well as an additional statement each time there is a transaction in the account. These statements will be evidence of ownership. Upon the Fund’s liquidation, all shareholders would share pro rata in the net assets available for distribution to shareholders. If they deem it advisable and in the best interests of shareholders, the Boards of Trustees may create additional series of shares or classes thereof that may have separate assets and liabilities, and which may differ from each other as to dividends and other features. Shares of each series or class thereof would be entitled to vote separately as a series or class only to the extent required by the 1940 Act or as permitted by the Trustees. Trust operating expenses will be allocated fairly among the Fund, generally on the basis of their relative net asset value.

The Declarations of Trust provide that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declarations of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Shareholders of the Fund are entitled to one vote for each full share held (and fractional votes for fractional shares), and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. It is not contemplated that regular annual meetings of shareholders will be held. Both Declarations of Trust and Restated By-Laws provide that Fund shareholders have the right to remove a Trustee, with or without cause, upon the affirmative vote of the holders of a majority of its outstanding shares represented at a meeting with respect thereto (assuming a quorum is present, which is one-third of the outstanding shares). The Fund is required to call a meeting of shareholders to vote on the removal of a Trustee (as well as on any other proper matter) upon the written request of shareholders holding not less than one-third of its outstanding shares and entitled to vote at such meeting. In addition, ten shareholders holding the lesser of $25,000 worth or one percent of Fund shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then, if requested by the applicants and at their own expense, mail the applicants’ communication to all other shareholders. The holders of shares have no pre-emptive or conversion rights. Shares when issued are fully paid and nonassessable. No amendment that would have a material adverse impact upon the rights of the shareholders may be made to a Declaration of Trust without the affirmative vote of the holders of more than 50% of the applicable Trust’s outstanding shares.

The Fund offers two classes of shares, Investor Shares and Institutional Shares, which differ only in their ongoing fees and investment eligibility requirements.

The Investor Shares and Institutional Shares represent an interest in the same assets of the Fund, have the same rights and are identical in all material respects, except that (i) Investor Shares bear annual service fees pursuant to the Servicing Plan, while Institutional Shares are not subject to such fees; (ii) Institutional Shares are available only to shareholders who invest directly in the Fund or who invest through a broker-dealer, financial institution or servicing agent that does not receive a service fee from the Fund or the Adviser; and (iii) that the Board of Trustees may elect to have certain expenses specific to the Investor Shares or Institutional Shares be borne solely by the class to which such expenses are attributable, but any expenses not specifically allocated to the Investor Shares or Institutional Shares shall be allocated to each such class on the basis of the net asset value of that class in relation to the net asset value of the Fund.

The Declarations of Trust each contain an express disclaimer of shareholder liability for Trust acts or obligations, and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trusts or their Trustees. The Declarations of Trust provide for indemnification and reimbursement of expenses out of a Trust’s property for any shareholder held personally liable for its obligations. The Declarations of Trust also provide that each Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trusts and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a trust such as the Trusts to be held personally liable as a partner under certain circumstances, the risk of a shareholder incurring financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstances in which the Trusts would be unable to meet their obligations.

PricewaterhouseCoopers LLP, with principal offices at 405 Howard Street, Suite 600, San Francisco, California 94105, will serve as the Fund’s independent registered public accounting firm. The independent auditor of the Fund audits the annual financial statements for the Fund, assists and consults in connection with SEC filings and reviews of the annual federal income tax return filed for the Fund.

Brown Brothers Harriman & Co., 50 Post Office Square, Boston, Massachusetts 02110, is sub-administrator, fund accounting agent and the custodian of the Fund’s assets. Shareholder inquiries should be directed to the Fund. As such, Brown Brothers Harriman & Co. calculates the daily NAV and also holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Fund. Brown Brothers Harriman & Co. does not exercise any supervisory function over the management of the Fund, the purchase and sale of securities or the payment of distributions to shareholders.

Brown Brothers Harriman & Co. is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Funds’ securities and cash held outside the United States. The Trustees have delegated to Brown Brothers Harriman & Co. certain responsibilities for such assets, as permitted by Rule 17f-5. Brown Brothers Harriman & Co. and the foreign subcustodians selected by it hold the Fund’s assets in safekeeping and collect and remit the income thereon, subject to the instructions of the Fund.

Parnassus Investments, LLC 1 Market Street, Suite 1600, San Francisco, California 94105, is the Fund’s administrator.

Ultimus Fund Solutions, LLC (“Ultimus”) serves as transfer agent to the Fund, pursuant to that certain Master Services Agreement, for which Ultimus receives a fixed annual fee and per-account fees for its services as transfer agent. Ultimus has its principal place of business at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

The Adviser has entered into an Administrative Agency Agreement with Brown Brothers Harriman & Co. to provide certain fund accounting services, including transaction processing and review, custodial reconciliation, securities pricing, and investment accounting. The Adviser pays Brown Brothers Harriman & Co. a monthly fee as compensation for these services that is based on the total net assets of accounts in the Parnassus Funds. While the Adviser continues to serve as the administrator of the Parnassus Funds, Brown Brothers Harriman & Co. provides sub-administrative services that were previously undertaken by the Adviser. The Adviser supervises and monitors the fund accounting services provided by Brown Brothers Harriman & Co. Their services are also subject to the supervision of the officers and Boards of Trustees of the Trusts.

Parnassus Funds Distributor, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, serves as the distributor in connection with the continuous offering of the Fund’s shares. The Distributor and participating dealers with whom it has entered into dealer agreements offer shares of the Fund as agents on a best-efforts basis and are not obligated to sell any specific amount of shares.

FINANCIAL STATEMENTS

The Fund has not yet commenced operations and, therefore, does not have financial statements available. When issued, the Fund’s Annual Report will contain the Fund’s audited financial statements. The Fund’s Annual Report and Semiannual Report, when available, may be obtained free of charge by writing or calling the Fund, or by visiting the Fund’s website (www.parnassus.com)

ANNEX A

PARNASSUS INVESTMENTS, LLC PROXY VOTING POLICIES AND PROCEDURES

I.	Overview

Parnassus Investments, LLC (“Parnassus”) manages the portfolios of the series of the Parnassus Funds trust and the Parnassus Income Funds trust (collectively, the “Funds”) and may serve as a sub-adviser to other investment companies and may also manage portfolios for separate account clients. Parnassus takes environmental, social and governance (“ESG”) factors as well as financial factors into account in making investment decisions and voting proxies.

These Proxy Voting Policies and Procedures apply to the voting of equity securities as well as the voting and/or consent rights of fixed income securities, including, but not limited to, plans of reorganization and waivers and consents under applicable indentures. These Proxy Voting Policies and Procedures do not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemptions, and Dutch auctions. These Proxy Voting Policies and Procedures are designed and implemented in a manner reasonably expected to ensure that voting and consent rights (collectively, “proxies”) are exercised in the best interests of the Funds.

II.	Procedures

Parnassus maintains a Proxy Voting Committee, composed of senior members of the ESG Stewardship team, investment team, and other company functions, which oversees and maintains the Proxy Voting Policies and Procedures and reviews our vote history at least annually. Occasionally, this review process results in updates to our Policies and Procedures.

Parnassus’s voting history is public on our website, www.parnassus.com. We do not disclose how we voted before the information is made public. See section VIII, “Disclosure to Clients,” below for additional information regarding how we may disclose our votes.

Parnassus retains Institutional Shareholder Services (“ISS”), a firm with expertise in proxy voting and corporate governance to assist in the proxy voting process. ISS acts as our voting agent (processing the proxies), advises us on current and emerging proxy voting and governance items and trends and interprets and applies our policies to individual proxy items, subject to our review and oversight.

III.	Proxy Voting Policies

The following policies indicate our general positions on proxy ballot issues and how we vote shares held by the Funds and other clients. We do not delegate our proxy voting authority or rely solely on third-party recommendations to vote our shares. We will consider the views of portfolio companies’ management, but will vote in a manner that we believe is consistent with the firm’s ESG values and in the best interest of clients and shareholders of the Funds. These policies may not address all potential voting issues but describe our views on most topics that arise in proxy voting. There may be unique circumstances that cause us to deviate from our policy from time to time, in our discretion, to ensure that we vote shares in the best interests of the Funds and our other clients.

Management Proposals

Parnassus believes that companies are best managed by leadership that is aligned with the interests of key stakeholders, including customers, employees, affected communities, and shareholders. Indicators of strong governance structures include boards and management teams with diverse backgrounds, skill sets and experience, strong protection of shareholder rights, and alignment of management compensation with company performance, the interests of long-term shareholders, and material ESG factors.

Board and Director Elections

Parnassus believes that a company’s board should be independent of management, elected annually, represent diverse skills, experiences and backgrounds that are relevant to the long-term strategy of the company, mixed-tenured, and act in a way that is aligned with the interests of shareholders.

We will generally vote against or withhold votes from:

•	Non-independent members of key committees, including the audit, governance, and compensation committees;

•	The Chair and/or incumbent members of the nominating committee if the CEO and Chair role is combined and there is no Lead Independent Director;

•	Directors who have attended fewer than 75% of board meetings;

•

Directors who are overboarded, defined as non-executive directors who sit on more than four corporate boards, or executive officers of public companies who sit on more than one public company board besides their own;

•	Non-independent directors if more than half of the board is not independent; and

•	Incumbent members of the compensation committee if the board fails to respond adequately to an executive compensation plan that received support from less than 70% of votes cast in the previous year.

As it pertains to board diversity:

•

We will generally vote against all non-diverse directors of boards that do not have at least three women and at least two people who self-identify as a racial or ethnic minority, and collectively, are not at least 50% diverse.

•	In addition, we will generally vote against the board Chair (and Lead Independent Director, if applicable) of boards that do not have at least two diverse individuals.

Circumstances in which we will vote on a case-by-case on directors individually, by committee, or across the entire board include:

•	Boards in which one-third of directors have a tenure of more than 12 years and less than one-third of directors were appointed within the past five years;

•

Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about their ability to effectively oversee management and serve the best interests of shareholders at any company;

•	Executive compensation plans that receive recurring low votes, are excessive or misaligned with company performance, or have problematic features;

•	Failure to replace the CEO as appropriate;

•	Material failures on fiduciary responsibility, risk management, or governance, including failure to manage and address salient ESG risks;

•	Failure to act on a management proposal seeking to ratify an existing charter/bylaw provision that was opposed by a majority of the shares cast in the previous year; and

•	Failure to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year.

Board Structure

•	We will vote for proposals to repeal classified boards and to elect all directors annually. Similarly, we will vote against proposals to classify the board.

Compensation

Parnassus believes robust compensation policies are critical to attracting and retaining high-performing executives and encouraging sound decision making and risk management. Effective compensation plans are transparently communicated, include clearly defined, rigorous quantitative financial and ESG performance targets, and align management’s interest with those of long-term shareholders.

Executive Compensation

•	We will vote for compensation packages that demonstrate pay-for-performance alignment.

•	We will vote for annual advisory votes on executive compensation.

•	We will vote against compensation packages that are excessive relative to the company’s peer set or are otherwise misaligned with company performance and/or long-term shareholder interests.

•

We will vote against compensation packages with problematic pay features such as: insufficient holding periods for long-term equity awards, use of similar metrics for short- and long-term incentive plans, use of adjusted metrics without sufficient justification, internal pay disparity, excessive perquisites or severance provisions, excise tax gross-ups, lack of a rigorous clawback policy, and/or inappropriate and/or excessive discretionary one-time awards.

•	We will otherwise vote on executive compensation on a case-by-case basis.

Severance Packages

•	We will vote on a case-by-case basis on proposals to ratify or cancel severance packages, also known as golden parachutes. An acceptable parachute should at least:

•	Have a triggering mechanism that is beyond the control of management;

•	Not exceed three times the base amount, defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs; and

•

Have change-in-control payments that are double-triggered, i.e., occurring only after (1) a change in control has taken place, and (2) the termination of the executive as a result of the change in control has taken place.

Stock Options

•	We will vote for the use of performance-based stock options, which align executive compensation with company performance.

•	We will vote against the repricing of out-of-the-money stock options and stock options with exercise prices set below the stock’s market price on the day of the grant.

•	We will otherwise vote on stock option plans on a case-by-case basis, considering voting and earnings dilution.

Employee Stock Ownership Plans

•	We will vote for employee stock ownership plans, so long as they are broad-based, do not cause excessive dilution, and are not heavily weighted toward executive management.

Shareholder Rights

Dual or Multiple Classes of Stock

•	We will vote against proposals that seek to newly create dual or multiple classes of stock with uneven voting rights.

•	We will vote against proposals at companies with more than one class of common stock that seek to increase the number of authorized shares of the class of common stock that has superior voting rights.

•

For newly public companies, we will generally vote against incumbent members of the board if, prior to or in connection with the company’s public offering, the company or its board implemented a multi-class capital structure in which the classes have unequal voting rights without subjecting the multi-class capital structure to a reasonable time-based sunset.

Equal Access to Proxies

•	We will generally vote for proposals for proxy access with the following provisions:

•	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;

•	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;

•	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group; and

•	Cap: cap on nominees of generally twenty-five percent (25%) of the board.

•	We will generally vote against proxy access proposals that are more restrictive than these guidelines.

Written Consent and Special Meetings

•	We will generally vote for proposals to allow shareholders with a minimum ownership threshold of 10% the ability to act by written consent.

•	We will generally vote for proposals to allow shareholders with a minimum ownership threshold of 10% the ability to call special meetings.

Virtual Shareholder Meetings

•

We will vote for proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings and are offered with the goal of broadening shareholder participation rather than restricting it.

•	We will generally vote for proposals allowing for the convening of “virtual-only shareholder meetings” under extraordinary circumstances.

Cumulative Voting

•	We will generally vote for proposals for cumulative voting at controlled companies.

•

We will generally vote against proposals to eliminate cumulative voting unless the company has proxy access, has adopted a majority vote standard with a carve-out for plurality voting in situations where there are more nominees than seats, and has adopted a director resignation policy to address failed elections.

Confidential Voting

•	We will vote for confidential voting to prevent management from identifying dissenting shareholders before the final vote count.

Independent Accountants

•	We will vote against ratification of the company’s auditor when non-audit fees represent more than 25% of total fees.

•	We will otherwise generally vote for the ratification of the company’s auditor unless we have reason to believe that the independence of the auditor may be compromised.

Changes in Capital Structure

Common Stock Authorization

•	We will vote for the authorization of additional common stock necessary to facilitate a stock split.

•	We will consider all other proposals for the authorization of additional common stock on a case-by-case basis, considering company-specific factors, including past performance and the current request.

Reverse Stock Split

•	We will vote for proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Share Repurchase Programs

•

We will vote for proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, and in the absence of company-specific concerns such as greenmail, the use of buybacks to manipulate incentive compensation metrics, or threats to the company’s long-term viability.

Preferred Stock Authorization

•	We will vote against proposals seeking to create blank-check preferred stock to be used as a takeover defense or those that carry superior voting rights.

•

We will vote against proposals at companies with more than one class or series of preferred stock that seek to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

•	We will otherwise consider the issuance of preferred stock on a case-by-case basis, taking into account company-specific factors that include past board performance and the current request.

Preemptive Rights

•

We will consider on a case-by-case basis proposals to create or abolish preemptive rights that allow shareholders to participate proportionately in any new issues of stock of the same class. In doing so, we will consider the size of a company, characteristics of its shareholder base, and liquidity of the stock.

Reincorporation

•

We will generally vote against proposals to allow U.S.-based corporations to reincorporate overseas, taking into account the economic benefits of and business reasons for reincorporation, as well as any tax and ethical considerations.

Mergers, Acquisitions and Other Corporate Restructurings

•

We will consider mergers and acquisitions on a case-by-case basis. In doing so, we will evaluate the terms of each proposal, the potential long-term value of the investment, and the financial, strategic, and operational benefits.

•	We will consider other corporate restructuring proposals, such as leveraged buyouts, spin-offs, liquidations, and asset sales, on a case-by-case basis.

Anti-Takeover Provisions

•

We will generally vote against poison pills and authorization to issue stock to avoid a takeover, taking into account the rationale for adopting the pill, the company’s existing governance structure, and extraordinary circumstances.

•	We will vote against supermajority provisions, which generally require at least a two-thirds affirmative vote for passage of issues.

Shareholder Proposals

Environment and Climate

Parnassus believes that companies are responsible for adopting policies and implementing practices that reduce the negative impacts of their operations and supply chains on the environment and human health.

We will generally vote for proposals that promote:

•	Increased disclosure of environmental practices, policies, and performance;

•	Climate action aligned with the goal of limiting global temperature rise to 1.5 degrees Celsius above pre-industrial levels, including setting science-based emission reduction targets;

•	Assessment and mitigation of physical and transition climate risks;

•	Water stewardship, including actions that address water use, quality, and access;

•	Strong management of waste, hazardous substances, and pollutants resulting from operations and supply chains; and

•	Conservation of natural resources.

Human and Labor Rights

Parnassus believes that companies must promote and protect human and labor rights throughout their operations and supply chains. Actions should be consistent with globally accepted norms, including the UN Guiding Principles on Business and Human Rights and the International Labor Organization’s Declaration on Fundamental Principles and Rights at Work (ILO Conventions).

We will generally vote for proposals that promote:

•

Adoption, implementation, and disclosure of policies and practices to protect human rights, including digital rights, and to identify and mitigate related risks within a company’s operations and supply chains;

•

Strong labor practices, including those that ensure fair wages and benefits, employee health and safety, freedom of association and right to collective bargaining, nonretaliation and whistleblower protection, and responsible outsourcing;

•	Strong corporate action in support of civil rights and racial equity across all business activities; and

•	Abolition of forced labor, child labor, and workplace discrimination and harassment.

Diversity, Equity, and Inclusion

Parnassus believes that diversity, equity, and inclusion within a company’s workforce and leadership, and as a lens applied to all business activities, is vital for long-term business success.

We will generally vote for proposals that support:

•	Increased disclosure of a company’s performance and practices related to workforce diversity, pay and promotion equity, and nondiscrimination policies;

•	Improving diverse representation in the workforce and management; and

•	Increasing board diversity.

Impacts on Customers and Communities

Parnassus believes that companies are responsible for and should mitigate negative impacts of their products and operations on customers, communities, and other affected stakeholders.

We will generally vote for proposals that support:

•	Respect for individuals’ rights, as laid out in the International Bill of Human Rights;

•	Responsible, fair, and ethical marketing practices;

•	Equitable access to basic needs such as healthcare, nutrition, and financial services;

•	Environmental justice principles;

•	Respect for Indigenous Peoples’ rights;

•	Consumer protection through actions such as reducing the use of chemicals of concern in products, eliminating discriminatory lending practices, and strengthening product-safety oversight;

•	Preservation of human rights in conflict-affected or high-risk areas; and

•	Animal welfare, including disclosure on, reduction of, and use of alternatives to animal testing.

Political Involvement and Lobbying

Parnassus believes that companies’ political involvement and lobbying activities should be transparent and align with their publicly stated goals and principles.

We will generally vote for proposals that support:

•

Comprehensive disclosure and review of a company’s political activity, including governing policies and procedures, political contributions and donations, lobbying activity, and memberships in politically active trade associations;

•	Alignment between a company’s political involvement and lobbying and its publicly stated goals and principles; and

•	Alignment between a company’s political involvement and lobbying and climate science.

Corporate Governance

Parnassus believes that companies benefit from having leadership that acts in the best interests of all affected stakeholders and that incentivizes proactive action on material ESG risks and opportunities.

We will generally vote for shareholder proposals that support:

•	Separation of CEO and board Chair;

•	Appointment of a board Chair who is independent of management;

•	Boards that are majority composed of directors who are independent from management;

•	Increasing board diversity;

•	Restoration of or creation of cumulative voting structures;

•	Incorporation of performance metrics on material ESG factors into executive compensation;

•	Increasing disclosure on CEO succession planning;

•	Board-level oversight of material ESG risks, including the addition of directors with ESG expertise and formal responsibility through committee charters; and

•	Submission of golden parachutes or executive severance agreements for shareholder ratification unless the proposal requires shareholder approval prior to entering into employment contracts.

Other

•	We will generally vote against shareholder proposals that are not consistent with the firm’s ESG values or that aim to limit a company’s disclosure on ESG-related topics.

IV.	Conflicts of Interest

There may be instances where our interests conflict, or appear to conflict, with client interests. For example, we may manage a pension plan for a company whose management is soliciting proxies. There may be a concern that we would vote in favor of management because of our relationship with the company. Or, for example, we (or our senior executive officers) may have business or personal relationships with corporate directors or candidates for directorship.

Our duty is to vote proxies in the best interests of our clients and Fund shareholders. Therefore, in situations where there is a conflict of interest, we will take one of the following steps to resolve the conflict:

•	Vote the securities based on a pre-determined voting policy if the application of the policy to the matter presented involves little discretion on our part;

•	Refer the proxy to the client or to a fiduciary of the client for voting purposes;

•	Suggest that the client engage another party to determine how the proxy should be voted; or

•	Disclose the conflict to the client or, with respect to the Fund, the Funds’ Independent Trustees and obtain the client’s or Trustees’ direction to vote the proxies.

V.	Voting of Foreign Shares

Voting on shareholder matters in foreign countries, particularly in emerging markets, may be subject to restrictions and limitations that impede or make impractical the exercise of shareholder rights. Such limitations may include:

•	Untimely or inadequate notice of shareholder meetings;

•	Restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes;

•	In-person voting requirements;

•	Restrictions on the sale of securities for periods surrounding the shareholder meeting (“share blocking”);

•	Granting local agents powers of attorney to facilitate voting instructions; and

•	Proxy materials or ballots not being readily available or ballots not being available in English.

The costs of voting (e.g., custodian fees, vote agency fees) in foreign markets may be substantially higher than for U.S. holdings. As such, Parnassus may limit its voting of foreign holdings in instances where the issues presented are unlikely to have a material impact on shareholder value. We make our best efforts to vote proxies of foreign securities in accordance with our policies and procedures; however, in certain circumstances, it may be impractical or impossible to do so. Our service provider ISS assists us in this process.

VI.	Annual Review by Compliance

We conduct an annual review of the compliance program, which includes a review of this Policy to ensure that the Policy was followed during the year. Policies will be amended periodically, as required, to ensure that they accurately reflect the policies and procedures of Parnassus.

VII.	Record Keeping

We will maintain the following records with respect to proxy voting:

•	A copy of our proxy voting policies and procedures;

•	A copy of all proxy statements received (Parnassus may rely on a third party or the SEC’s EDGAR system to satisfy this requirement);

•	A record of each vote cast on behalf of a client (Parnassus may rely on a third party to satisfy this requirement);

•	A copy of any document prepared by Parnassus that was material to making a voting decision or that memorializes the basis for that decision; and

•

A copy of each written client request for information on how we voted proxies on the client’s behalf and a copy of any written response to any (written or oral) client request for information on how we voted proxies on behalf of the requesting client.

These books and records shall be made and maintained in accordance with the requirements and time periods provided in Rule 204-2 of the Investment Advisers Act of 1940.

VIII.	Disclosure to Clients

We publicly disclose how the Funds’ securities were voted at shareholder meetings on our website, www.parnassus.com, and via an annual filing with the SEC. We generally do not disclose to clients how we intend to vote at shareholder meetings beyond the provisions of our proxy voting guidelines or required disclosure in regulatory filings.

IX.	Disclosure of Proxy Voting Intentions to Issuers

Our investment professionals may disclose to an issuer how we intend to vote with regard to any matter to be presented at such issuer’s annual or special shareholders meetings. With regard to a third party other than the issuer, our investment professionals may disclose how we intend to vote with regard to any matter to be presented at an annual or special shareholders meeting; provided that if the voting intention involves a shareholder’s proposal, whether under Rule 14a-8 of Securities Exchange Act of 1934, as amended, or under the issuer’s charter documents (a “Shareholder Proposal”), or a contested meeting, then our investment professionals will notify our CCO of the disclosure they made, unless our voting intention is made clear through these Policies and Procedures.

Our investment professionals will ensure that we do not act in concert with a third party with regard to a Shareholder Proposal, a contested meeting, or other proxy matter unless otherwise approved by the CCO. If our investment professionals want to take a public stance with regard to a proxy, the investment professionals must consult with our CCO before making or issuing a public statement.

PART C

OTHER INFORMATION

Item 28.	Exhibits.

EXHIBIT INDEX

(a)(1)	Amended and Restated Declaration of Trust, filed on March 3, 2015 as an exhibit to Post-Effective Amendment No. 41 to the Registration Statement and incorporated herein by reference thereto.

(2)	Form of Written Instrument Designating and Establishing New Series – filed herewith.

(3)	Form of Certification of Series and Classes – filed herewith.

(b)	Amended and Restated By-laws, filed on May 1, 2014 as an exhibit to Post-Effective Amendment No. 39 to the Registration Statement and incorporated herein by reference thereto.

(c)(1)	Rights of Shareholders, filed on April 23, 2002 as an exhibit to Post-Effective Amendment No. 21 to the Registration Statement and incorporated herein by reference thereto.

(2)	See relevant portions of Amended and Restated Declaration of Trust and Amended and Restated By-laws.

(d)(1)	Investment Advisory Agreement, filed on April 29, 2022 as an exhibit to Post-Effective Amendment No. 56 to the Registration Statement and incorporated herein by reference thereto.

(2)	Form of Amended and Restated Investment Advisory Agreement –filed herewith.

(3)	Expense Limitation Agreement, filed on April 29, 2022 as an exhibit to Post-Effective Amendment No. 56 to the Registration Statement and incorporated herein by reference thereto.

(4)	Form of Amended and Restated Expense Limitation Agreement –filed herewith.

(e)(1)	Distribution Agreement, filed on April 30, 2019 as an exhibit to Post-Effective Amendment No. 51 to the Registration Statement and incorporated herein by reference thereto.

(2)	Form of First Amendment to Distribution Agreement – filed herewith.

(f)	None.

(g)(1)	Custodian Agreement, filed on March 1, 2010 as an exhibit to Post-Effective Amendment No. 30 to the Registration Statement and incorporated herein by reference thereto.

(2)	Form of Amendment No. 1 to Custodian Agreement – filed herewith.

(h)(1)	Amended and Restated Shareholder Servicing Plan and Agreement and Novation Agreement, filed on April 29, 2022 as an exhibit to Post-Effective Amendment No. 56 to the Registration Statement and incorporated herein by reference thereto.

(2)	Form of Amendment No. 1 to Amended and Restated Shareholder Servicing Plan and Agreement – filed herewith.

(3)	Power of Attorney, filed on May 18, 2018 as an exhibit to Post-Effective Amendment No. 50 to the Registration Statement and incorporated herein by reference thereto.

(4)	Power of Attorney, filed April 29, 2022 as an exhibit to Post-Effective Amendment No. 56 to the Registration Statement and incorporated herein by reference thereto.

(5)	Administrative Agency Agreement, filed on April 29, 2020 as an exhibit to Post-Effective Amendment No. 53 to the Registration Statement and incorporated herein by reference thereto.

(6)	Form of Amendment No.1 to Administrative Agency Agreement – filed herewith.

(7)	Amended and Restated Agreement for Fund Accounting and Fund Administration Services and Novation Agreement, filed April 29, 2022 as an exhibit to Post-Effective Amendment No. 56 to the Registration Statement and incorporated herein by reference thereto.

(8)	Form of Amendment No. 1 to Amended and Restated Agreement for Fund Accounting and Fund Administration Services – filed herewith.

(9)	Master Services Agreement, filed on April 30, 2021 as an exhibit to Post-Effective Amendment No. 55 to the Registration Statement and incorporated herein by reference thereto.

(10)	Form of Amendment No. 1 to Master Services Agreement – filed herewith.

(i)	Opinion of Foley & Lardner LLP – filed herewith.

(j)	Consent of Auditors – not applicable.

(k)	None.

(l)	None.

(m)	None.

(n)(1)	Second Amended and Restated Rule 18f-3 Multi-Class Plan, filed on April 29, 2020 as an exhibit to Post-Effective Amendment No. 53 to the Registration Statement and incorporated herein by reference thereto.

(2)	Form of Third Amended and Restated Rule 18f-3 Multi-Class Plan – filed herewith.

(o)	Reserved.

(p)(1)	Code of Ethics of Registrant, Parnassus Income Funds, and Parnassus Investments, filed April 29, 2022 as an exhibit to Post-Effective Amendment No. 56 to the Registration Statement and incorporated herein by reference thereto.

(2)	Code of Ethics of Parnassus Funds Distributor, LLC – Not Applicable Per Rule 17j-1(c)(3).

Item 29.	Persons Controlled by or under Common Control with Registrant.

Registrant is not controlled by or under common control with any other person, except to the extent Registrant may be deemed to be under common control with Parnassus Income Funds by virtue of having the same individuals as Trustees.

Item 30.	Indemnification.

Under the provisions of the Registrant’s Declaration of Trust, the Registrant will indemnify its present or former Trustees, officers, employees and certain other agents against liability incurred in such capacity except that no such person may be indemnified if there has been an adjudication of liability against that person based on a finding of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Item 31.	Business and Other Connections of the Investment Adviser.

The Registrant’s investment adviser, Parnassus Investments, is the investment adviser to Parnassus Income Funds.

Item 32.	Principal Underwriters.

(a)

Parnassus Funds Distributor, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended: (1) Parnassus Funds and (2) Parnassus Income Funds.

(b)	The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	President/Manager	None
Chris Lanza	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Kate Macchia	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Kelly B. Whetstone	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None
Susan L. LaFond	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	Treasurer	None

(c)	Not Applicable.

Item 33.	Location of Accounts and Records.

All accounts, books and records required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Parnassus Investments at Registrant’s headquarters at 1 Market Street, Suite 1600, San Francisco, CA 94105.

Item 34.	Management Services.

Discussed in Part A and Part B.

Item 35.	Undertakings.

Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant’s latest annual report to shareholders, upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City and County of San Francisco and the State of California on the 14th day of October 2022.

PARNASSUS FUNDS
(Registrant)

By:	/s/ Benjamin E. Allen
Benjamin E. Allen, President

Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed by the following persons in the capacities and on the date(s) indicated.

Signature	Title	Date

/s/ Benjamin E. Allen Benjamin E. Allen	Principal Executive Officer and Trustee	October 14, 2022

/s/ Marc C. Mahon Marc C. Mahon	Principal Financial and Accounting Officer	October 14, 2022

Alecia A. DeCoudreaux+	Trustee	*

Rajesh Atluru+	Trustee	*

Donald J. Boteler+	Trustee	*

Eric P. Rakowski+	Trustee	*

Roy Swan, Jr.+	Trustee	*

Kay Yun+	Trustee	*

+By:	/s/ Benjamin E. Allen
Benjamin E. Allen
Attorney-in-Fact*

*	Signature is affixed as of October 14, 2022. Power of attorney previously filed.

Signature Page